                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-13

                             INTERCELL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Articles)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
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                             ____________________

                           NOTICE OF SPECIAL MEETING
                              AND PROXY STATEMENT

                           SPECIAL MEETING TO BE HELD
                                  May 14, 2001
                             ____________________

Dear Shareholder:

     On behalf of our Board of Directors, I cordially invite you to attend the Special Meeting of Shareholders of Intercell Corporation to be held at the Vail Room of the Adams Mark Hotel, 550 Court Place, Denver, Colorado on May 14, 2001 at 3:00 p.m. local time.

     The Notice of Special Meeting of Shareholders and the Proxy Statement that follow describe the business to be conducted at the meeting.

     Whether you own a few or many shares of stock of Intercell Corporation, it is important that your shares of stock be represented. In addition to the election of directors and the ratification of the selection of the Company's independent auditors, there is one important proposal being presented at this year's meeting for you to review. If you cannot personally attend the meeting, we encourage you to make certain you are represented at the meeting by signing and dating the accompanying proxy card and promptly returning it in the enclosed envelope. Returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting.

                                             Sincerely,


March 26, 2001                               /s/  Paul H. Metzinger
                                             ----------------------
                                             Paul H. Metzinger,
                                             Chairman of the Board of Directors
                                             and Chief Executive Officer

                               TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
Notice of Special Meeting...................................................................................      3
General Information.........................................................................................      4
Question and Answer Summary:  About the Meeting.............................................................      4
Proposal No. 1 - Election of Directors......................................................................      8
Executive Compensation......................................................................................     10
Proposal No. 2 - Ratification of Selection of Independent Auditors..........................................     16
Proposal No. 3 - Change of the Company's State of Incorporation from Colorado to Nevada.....................     17
Additional Matters in Connection with the Re-Incorporation..................................................     33
Security Ownership of Certain Beneficial Owners and Management..............................................     34
Solicitation of Proxies.....................................................................................     37
Annual Report...............................................................................................     37
Shareholder Proposals for Next Annual Meeting...............................................................     37
Other Matters...............................................................................................     37
Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees......................................     38
Proxy/Voting Instruction Card
Appendix A - Articles of Incorporation, as amended
Appendix B - Bylaws
Appendix C - Plan of Merger
Appendix D - Statutory Provisions Regarding Dissenting Shareholders' Rights

                       ________________________________

                 NOTICE OF 2001 SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD May 14, 2001
                       ________________________________

     NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders (the "Meeting") of Intercell Corporation, a Colorado corporation (the "Company"), will be held on May 14, 2001 at 3:00 p.m. local time, at the Vail Room of the Adams Mark Hotel, 550 Court Place, Denver, Colorado for the following purposes:

     1.  To elect the Board of Directors of the Company.

     2. To ratify the selection of Gelfond Hochstadt and Pangburn, P.C. as the company's independent auditors for the fiscal year ending September 30, 2001.

     3. To consider and vote upon a proposal to change the state of incorporation of the Company from Colorado to Nevada (the "re-incorporation") and the name of the Corporation to Intercell International Corporation. In connection with this proposal, shareholders may be entitled to assert dissenters' rights pursuant to Colorado Revised Statutes Sections 7-113-101 through 7-113-302, inclusive, which are described in the accompanying Proxy Statement under "PROPOSAL NO. 3 CHANGE OF THE COMPANY'S STATE OF INCORPORATION FROM COLORADO TO NEVADA--What are my dissenters' rights and how do I exercise them?" and which are attached to the Proxy Statement.

     4. To transact such other business as may properly come before the Meeting and at any postponements or adjournments thereof.

     Only shareholders of record at the close of business on March 20, 2001 are entitled to notice of and to vote at the Meeting or at any postponements or adjournments thereof.

     You are cordially invited and urged to attend the Meeting. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the postage-paid, return-addressed envelope provided for that purpose. Shareholders who attend the Meeting may revoke a prior proxy and vote in person as set forth in the proxy statement.

     The enclosed proxy is being solicited by the Board of Directors of the Company. The Board of Directors recommends that you vote in favor of the proposed items. Your vote is important.

                                 By Order of the Board of Directors

                                 /s/  Kristi J. Kampmann
                                 -----------------------
                                 Kristi J. Kampmann,
                                 Secretary

Denver, Colorado
Dated:  March 26, 2001

                             INTERCELL CORPORATION
                             370 Seventeenth Street
                                   Suite 3580
                             Denver, Colorado 80202
                                (303) 592 - 1010
               __________________________________________________
                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                            To be held May 14, 2001
               __________________________________________________
                              GENERAL INFORMATION

     We are providing you with this proxy statement in connection with the solicitation of proxies by and on behalf of Intercell Corporation, a Colorado corporation, for use at the Special Meeting of Shareholders to be held at the Vail Room of the Adams Mark Hotel, 550 Court Place, Denver, Colorado on May 14, 2001 at 3:00 p.m. local time, and at any and all postponements or adjournments thereof (the "Meeting"). This proxy statement, the accompanying form of proxy and the Notice of Special Meeting will be first mailed or given to the Company's shareholders on or about March 26, 2001.

     Because many of the Company's shareholders may be unable to attend the Meeting in person, our board of directors solicits proxies by mail to give each shareholder an opportunity to vote on all matters presented at the Meeting. Shareholders are urged to:

     (1) read this Proxy Statement carefully;

     (2) specify their choice in each matter by marking the appropriate box on the enclosed Proxy; and

     (3) sign, date and return the Proxy by mail in the postage-paid, return-addressed envelope provided for that purpose.

                QUESTION AND ANSWER SUMMARY:  ABOUT THE MEETING

What is being voted on at the Meeting?

     Our board of directors is asking shareholders to consider three items at this Special Meeting of Shareholders:

     .  to elect directors to our board of directors;

     . to ratify the selection of Gelfond Hochstadt and Pangburn, P.C. as our independent auditors for the fiscal year ending September 30, 2001; and

     . to approve a plan of merger with Intercell International Corporation, a Nevada corporation so that we can reorganize from a Colorado corporation to a Nevada corporation and change the name of the Company to Intercell International Corporation.

What are the main terms of the merger with Intercell International Corporation?

     Intercell Corporation is currently governed by Colorado law. We are proposing the merger with Intercell International Corporation solely to re-incorporate under Nevada law. We need at least a majority of the votes entitled to be cast to approve the merger for it to be adopted. If the merger is adopted:

     . We will merge into our newly organized subsidiary, "Intercell International Corporation," a Nevada corporation.

     . We will do business under the name of "Intercell International Corporation."

     . Our business, directors, management, fiscal year, assets or liabilities or the location of our principal executive offices will not change as a result of the merger.

     . We will be governed by Nevada law and by the articles and bylaws of Intercell International Corporation, which are substantially similar to our articles and bylaws and are attached to this proxy statement as appendices A and B, respectively.

     . Unless you exercise your dissenters' rights under Colorado law, you will automatically become a shareholder of Intercell International Corporation. A copy of the applicable statutory provisions under Colorado law that govern dissenters' rights is attached to this proxy statement as Appendix D.

The proposed merger with Intercell International Corporation is discussed in more detail in "PROPOSAL NO. 3 - CHANGE OF THE COMPANY'S STATE OF INCORPORATION FROM COLORADO TO NEVADA" below.

     What rights do I have if I am opposed to the plan of re-incorporation?

     You have dissenting shareholders' rights to have your shares of stock redeemed at fair market value if you dissent to the plan of re-incorporation and if you follow the procedures that are explained in more detail in "PROPOSAL NO. 3 - CHANGE OF THE COMPANY'S STATE OF INCORPORATION FROM COLORADO TO NEVADA" below. A copy of the statutory provisions under Colorado law that govern dissenters' rights are attached to this proxy solicitation statement as Appendix D.

Who can vote at the Meeting?

     Our board of directors has set March 20, 2001 as the record date for the Meeting. Only persons holding shares of our common stock, no par value, or shares of our Series E preferred stock, of record at the close of business on the record date will be entitled to receive notice of and to vote at the Meeting. Each share of our common stock will be entitled to one vote and each share of our Series E preferred stock will be entitled to 120,000 votes on each matter properly submitted for vote to our shareholders at the Meeting. On the record date there were 99,891,188 shares of our common stock outstanding held by a total of 511 shareholders of record and 1,000 shares of our Series E preferred
stock outstanding.   Therefore, there are a total of 219,891,188 votes that will be entitled to be cast at the Meeting.

     What constitutes a quorum for the Meeting?

     Quorum for the Meeting is based on the number of votes that can be cast rather than the number of actual shares of stock that are represented, because each share of common stock has one vote per share, while each share of Series E preferred stock has 120,000 votes per share. To have a quorum, we need one-third of the votes entitled to be cast to be present, in person or by proxy, including votes as to which authority to vote on any proposal is withheld, shares of stock abstaining as to any proposal, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer's shares of stock on one or more matters) on any proposal, will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the meeting. Each will be tabulated separately. The Series E preferred shares of stock represent more than enough votes for a quorum and the holders of these shares have informed us that they will all be represented at the Meeting.

     How do I vote?

     If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct, unless you later revoke the proxy.
Unless instructions to the contrary are marked, or if no instructions are specified, shares of stock represented by a proxy will be voted for the proposals set forth on the proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you are a registered shareholder, that is, if you hold your shares of stock in certificate form, and you attend the Meeting, you may deliver your completed proxy card in person. If you hold your shares of stock in "street name," that is, if you hold your shares of stock through a broker or other nominee, and you wish to vote in person at the Meeting, you will need to obtain a proxy form from the institution that holds your shares of stock.

     Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary, at the address indicated above, either a written notice of revocation, a duly executed proxy bearing a later date, or if you vote in person at the Meeting. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted proxy.

     Any written notice of revocation sent to us must include the shareholder's name and must be received prior to the Meeting to be effective.

     What vote is required to approve each item?

     Election of Directors. The election of each director nominee (Item 1) requires the affirmative vote of a plurality of the votes cast in the election of directors at the Meeting. Our shareholders are not entitled to cumulate votes with respect to the election of directors. The Series E preferred shares of stock represent more than enough votes to elect each director nominee and the holders of those shares of stock have informed us that they will vote in favor of the election of each director nominee.

     Ratification of Independent Auditors. An affirmative vote of a majority of the votes cast at the Meeting is required for ratification of the selection of Gelfond Hochstadt and Pangburn, P.C. as our independent auditors (Item 2). The Series E preferred shares of stock represent enough votes to ratify the selection of the auditors and the holders of those shares of stock have informed us that they intend to ratify the selection of the auditors.

     The Re-incorporation. The approval of the merger with Intercell International Corporation to reorganize under Nevada law (Item 3) requires the affirmative vote of a majority of our outstanding votes that are entitled to be cast at the Meeting. The Series E preferred shares of stock represent enough votes to approve this proposal and the holders of those shares of stock have informed us that they intend to approve the re-incorporation.

     Other Matters. If you hold your shares of stock in "street name," your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares of stock may not be voted on those matters and will not be counted in determining the number of shares of stock necessary for approval. Shares of stock represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

     Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, while, except for Proposal No. 3, broker non-votes are not counted for purposes of determining whether a proposal has been approved. Therefore, for all matters presented at the Meeting, abstentions will have the same effect as a vote against the proposal and, for all matters presented at the Meeting except Proposal No. 3, broker non-votes will have no effect and for Proposal No. 3, broker non-votes will have the same effect as a vote against the proposal.

     Votes cast by proxy will be tabulated by an automated system administered by Corporate Stock Transfer, Inc., our transfer agent. Votes cast by proxy or in person at the Meeting will be counted by the independent persons appointed by the Company to act as election inspectors for the Meeting.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

     At the Special Meeting of Shareholders of Intercell Corporation (the "Company") to be held on May 14, 2001, and at any and all postponements or adjournments thereof (the "Meeting"), it is intended that the shares of the Company's common stock, no par value (the "Company's Common Stock") and the shares of the Company's Series E Preferred Shares (the "Company's Series E Preferred Stock" and, together with the Company's Common Stock, the "Company's Stock") represented by properly executed proxies that are enclosed herewith (each, a "Proxy") will be voted to elect the director nominees, unless authority so to vote is withheld. Each nominee is currently a member of the Board of Director's of Intercell (the "Board") and all of the nominees have indicated a willingness to serve as a director if elected. If elected, each nominee will serve until the next annual meeting of shareholders or until his earlier removal or resignation. The Board has no reason to believe that any of the director nominees will be unable to serve as directors or become unavailable for any reason. If, at the time of the Meeting, any of the director nominees shall become unavailable for any reason, the persons entitled to vote the Proxy will vote, as such persons shall determine in his or her discretion, for such substituted nominee or nominees, if any, nominated by the Board. There are no family relationships among any directors and executive officers of the Company.

     The affirmative vote of a plurality of the votes present or represented to vote at the Meeting is necessary to elect each director nominee. The Company's Series E Preferred Stock represents more than enough votes to elect each director nominee and the holders of that Stock have informed the Company that they will vote for the election of each director nominee. Shareholders of the Company will have an opportunity on their Proxy to vote in favor of one or more director nominees while withholding authority to vote for one or more director nominees.

 THE BOARD RECOMMENDS THAT SHAREHOLDERS GRANT AUTHORITY FOR THE ELECTION OF THE
                       NOMINEES TO THE BOARD OF DIRECTORS

Directors

     The following table sets forth certain information with respect to the directors of the Company:

                                 Principal Occupation or Employment During the Past            Director of the
      Name and Age                         Five Years; Other Directorships                      Company Since
      ------------                         -------------------------------                      -------------
Paul H. Metzinger         Mr. Metzinger has been President, Chief Executive Officer, Chief       May 28, 1997
(61)                      Financial Officer and a director of the Company since May 28,
                          1997.  In addition, he serves as the President and Chief
                          Executive Officer and a Director of Nanopierce Technologies,
                          Inc. ("Nanopierce").  Prior to becoming a director and officer of the Company, Mr. Metzinger served as Intercell's General
                          Counsel and practiced securities law in Denver, Colorado for over 30 years.

Charles E. Bauer, Ph.D.   Dr. Bauer has served as a director of the Company since November       November 22, 1996
(48)                      22, 1996.  Dr. Bauer has been the Managing Director of TechLead
                          Corporation, an international consulting firm, since 1990.  Dr.
                          Bauer received his B.S. in Materials Science and Engineering from Stanford University in 1972, his M.S. in Metallurgical
                          Engineering from Ohio State University in 1975, his Ph.D. in
                          Materials Science and Engineering from Oregon Graduate Center,
                          Beaverton, Oregon in 1980 and his M.B.A. from the University of
                          Portland in 1988.

Kevin B. Waide            Mr. Waide has been a director of the Company since January 28,         January 28, 1998
(48)                      1998.  Mr. Waide's experience includes six years of sales and marketing for a large, independent, Denver-based accounting firm and fourteen years in various positions in the securities
                          industry.  Mr. Waide has an extensive background in business analysis, mergers, acquisitions and franchising.  Mr. Waide is a graduate of Central College in Pella, Iowa.

R. Mark Richards          Mr. Richards has been a director of the Company since February         February of 2000
(49)                      of 2000.  He has been the Program Administrator-Radiological
                          Engineering, Rocky Flats Environmental Technology Site, Denver,
                          Colorado, for the past eight years.  Mr. Richards received his
                          BS from the Colorado School of Mines in Golden, Colorado.

Mallory Smith             Mr. Smith has been a director of the Company since February of         February of 2000
(50)                      2000.  Mr. Smith is a Certified Public Accountant and has
                          maintained his own accounting practice for the last 18 years.
                          Mr. Smith is a member of the board of directors of the Small
                          Business Finance Company which he has occupied since 1983.  Mr.
                          Smith received his B.A. from Queens College in New York.

Each of the persons named above has been nominated for election to the Board of the Company.

Arrangements Regarding the Selection of Directors

     The Series E Preferred Shareholders have agreed that they will vote in favor of the re-election of each of the nominees listed above.

Board of Directors Meetings; Committees

     The Board held one meeting during the fiscal year ended September 30, 2000. The Board took one action by unanimous written consent. During a director's tenure, no director attended fewer than 75% of the aggregate of (a) the total number of meetings of the Board during 2000; and (b) the total number of meetings held by all committees of the Board on which he served during 2000.
The Board does not have standing audit, nominating or compensation committees.

Executive Officers and Significant Employees

     Set forth below is information about the executive officers and employees who are expected to make a significant contribution to the business of the Company that are not also directors of the Company, including age, principal occupation during the last five years and the date each became an executive officer or employee of the Company. Similar information about Mr. Metzinger, the Chief Executive Officer and Chief Financial Officer is provided above under "-Directors."



      Name/Age                           Present Executive Office                      Executive Officer  Since
     ---------                           ------------------------                      ------------------------
Kristi J. Kampmann    Ms. Kampmann has been Secretary of the Company since July              July of 1999
(27)                  1999.  In addition, she has served as the Secretary of
                      Nanopierce since February 1998 and the Chief Financial Officer of Nanopierce since October 15, 1999.  Since June 1997, she has been the administrative assistant to the Chief Executive
                      Officer, Chief Financial Officer and the Executive Vice
                      President of Technology & Marketing and paralegal for both the
                      Company and Nanopierce.  From April 1996 to June 1997, she
                      served as a paralegal and administrative assistant for Paul H.
                      Metzinger, P.C.  Ms. Kampmann graduated from the Denver
                      Paralegal Institute in 1996.  Ms. Kampmann received a B.A.
                      from the University of Minnesota in Morris in 1995, majoring in Political Science with a minor in Business Management.  She currently is attending the University of Colorado at Denver, where she is completing work on an M.B.A.


                             EXECUTIVE COMPENSATION

Compensation of Directors

     "Independent Directors" who are not employees of the Company or its affiliates are entitled to receive a fee of $1,000 per meeting of the Board. Due to a lack of operating capital, the meeting fee has not been paid by the Company.

     Directors who are employees of the Company are not paid director's fees, but the Company does reimburse directors for travel expenses incurred in connection with their activities on behalf of the Company.

Summary Compensation Table

     The following table sets forth the compensation awarded to, earned by, or paid to the Company's Chief Executive Officer ("CEO") during 2000, 1999 and 1998 and any other executive officer whose total compensation exceeded $100,000 during 2000, 1999 and 1998 (collectively, with the CEO, the "Named Executive Officers").

                                          SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------
                                             ANNUAL COMPENSATION:
-------------------------------------------------------------------------------------------------
    Name and Principal                                                         Other Annual
       Positions               Year         Salary ($)/(3)/     Bonus($)        Compensation ($)
-------------------------------------------------------------------------------------------------
Paul H. Metzinger              2000            90,000            -0-               -0-
Director, Chairman of the      1999            17,500            -0-               -0-
 Board, Chief Financial        1998            66,500            -0-               -0-
 Officer and Chief
 Executive Officer(1)
-------------------------------------------------------------------------------------------------
                                           LONG-TERM COMPENSATION:
-------------------------------------------------------------------------------------------------
Name and Principal             Year   Restricted      Securities      Long-Term     All Other
 Positions                               Stock        Underlying      Incentive    Compensation
                                          ($)       Options Stock       Plan
                                                     Appreciation     ("LTIP")
                                                   Rights ("SARs")   Payouts ($)
                                                         (#)
-------------------------------------------------------------------------------------------------
Paul H. Metzinger              2000       -0-              -0-           -0-            -0-
Director, Chairman of the      1999       -0-              -0-           -0-            -0-
 Board, Chief Financial        1998       -0-              -0-           -0-            -0-
 Officer and Chief
 Executive Officer(2)
-------------------------------------------------------------------------------------------------

_______________
/(1)/ Paul H. Metzinger was elected President and Chief Executive Officer of the
      Company on May 28, 1997. Pursuant to an Employment Agreement with the Company, dated as of June 1, 1998 (the "Employment Agreement"), Mr. Metzinger is entitled to receive an annual salary of $210,000. The Employment Agreement was subsequently amended by a letter agreement dated January 1, 1999 (the "Letter Agreement"), which provides that the salary to be paid by Intercell to Mr. Metzinger on an annual basis is the difference between the salary to be paid under the Employment Agreement and the salary actually paid to Mr. Metzinger by Nanopierce pursuant to an employment agreement between Nanopierce and Mr. Metzinger.

/(2)/ Mr. Metzinger's wife, Cheri L. Metzinger is the holder of presently exercisable options to acquire up to 650,000 of the Company's Common Stock at an exercise price of $0.50 per share and an additional 1,700,000 shares at an exercise price of $0.3750 per share. Each of these options was issued on September 30, 1997 and expires September 30, 2007. Cheri L. Metzinger is also the beneficial owner of 33,868,929 acquired but unissued shares of the Company's Common Stock acquired by Corporate Advisors, Inc. that will be issued at such time as the Company increases its authorized capital to permit the issuance of such shares, as well as an additional 3,852,541 shares of the Company's Common Stock. Mr. Metzinger should be deemed to be the beneficial owner of such shares of the Company's Common Stock.

/(3)/ Includes accrued amounts due to Mr. Metzinger pursuant to the terms of Employment Agreement, as amended by the Letter Agreement, that have not been paid by the Company due to lack of operating capital.

     The foregoing compensation table does not include certain fringe benefits made available on a nondiscriminatory basis to all Company employees such as group health insurance, dental insurance, long-term disability insurance, vacation and sick leave. In addition, the Company makes available certain non-monetary benefits to its executive officers with a view to acquiring and retaining qualified personnel and facilitating job performance. The Company considers such benefits to be ordinary and incidental business costs and expenses. The aggregate value of such benefits in the case of each executive officer and of the group listed in the above table, which cannot be ascertained but that is less than 10% of the cash compensation paid to each such executive officer or to the group, respectively, is not included in such table.

Compensation Pursuant to Plans

     Stock Option Plans. The Company has a stock option plan, the 1995 Compensatory Stock Option Plan (the "Stock Option Plan"), under which options may currently be granted. Directors, executive officers, other key employees and other key persons associated with the Company are eligible to receive options under this plan.

     The Board believe that stock-based compensation programs are a key element in achieving the Company's anticipated financial and operational success. The Company has established the Stock Option Plan to enable employees, agents and directors of the Company, and advisors and consultants of the Company to participate in the ownership of the Company to attract and retain such qualified personnel and to otherwise provide additional incentive for option holders to promote the success of the Company. Subject to adjustments for such matter as re-capitalization, consolidation, merger, stock-split, reverse stock-split, dividends payable in capital stock, re-incorporation, sale of substantially all the corporate assets and other change-in-control transactions, the Company reserved 14,000,000 of the Company's Common Stock, which equals 14.0% of the Company's Common Stock outstanding as of the record date, for grant under the Stock Option Plan. Subject to adjustment as described above, the Board may not, without the approval of the shareholders of the Company, increase the maximum number of shares of stock for which options may be granted or the classification of persons enabled to receive options under the Stock Option Plan.

     The Stock Option Plan is designed to attract and retain employees, directors and agents of the Company, and advisors and consultants to the Company and to provide incentives to such persons to maximize the Company's cash flow available for distribution. The Stock Option Plan provides for the award to employees of the Company or its subsidiaries or directors who are also employees of the Company or its subsidiary, of incentive stock options and provides for the award to directors, employees, directors and agents of the Company, as well as advisors and consultants to the Company, of non-qualified stock options (unless the context indicates to the contrary, the term "option" shall refer to both incentive and non-qualified stock options).

     The Stock Option Plan is administered by the Board, unless and until a compensation committee is appointed to administer the Stock Option Plan. The Board or, if applicable, the compensation committee, shall construe and interpret the Stock Option Plan and, subject to the express provisions of the Stock Option Plan, is authorized to select from among the eligible employees of the Company the individuals to whom options are to be granted and to determine the number of the Company's Common Stock to be subject thereto and the terms and conditions thereof. For purposes of acting with respect to the Stock Option Plan, a majority of the Board shall constitute a quorum and any action may be taken by a majority of those present and voting at any meeting. The Board is also authorized to adopt, amend and rescind rules relating to the administration of the Stock Option Plan.

Awards under the Stock Option Plan

     Terms and Conditions of Options; Payment. The options shall be evidenced by an option agreement executed on behalf of the Company and the option holder. Incentive stock options and non-qualified options granted under the Stock Option Plan are exercisable for a period that is determined by the Board; provided, that the exercise period shall not exceed ten (10) years from the date of the grant and may require a shorter exercise period under certain circumstances specified in the Stock Option Plan, including but not limited to the termination of the employment of an employee or the death of an option holder.

     The vesting period for the options is determined by the Board. If, after the vesting period, the optionee exercises the option, payment may be made either in cash, certified check or other form of immediately available funds, with previously issued Company's Common Stock (valued as of the date of the option exercise), a combination of cash, certified check or other form of immediately available funds and the Company's Common Stock or any other consideration permitted under applicable law; provided, that payment of the exercise price by delivery of the Company's Common Stock may be made only upon the condition that such payment does not result in a charge to earnings for financial accounting purposes, unless such condition is waived by the Board. The Company will issue stock certificates from between 30 and 90 days from the date of the receipt of notice and payment for the Company's Common Stock.

     Non-qualified Stock Options. The Board may grant non-qualified stock options to directors, officers, key employees of the Company, as well as agents, directors of and advisors and consultants to the Company and such options may provide for the right to purchase the Company's Common Stock at a specified price which may be less than fair market value (but not less than par value) on the date of grant as provided by the Board; provided, that the price shall not be less than 50% of the fair market value of the stock determined as of the date of grant of such Option or the date of modification of the exercise price of any such option.

     Incentive Stock Options. Incentive stock options are designed to comply with the provisions of the Code and are subject to restrictions contained in the Code, including a requirement that exercise prices are equal to at least 100% of fair market value of the Company's Common Stock on the grant date and a ten-year restriction on the option term, but may be subsequently modified to disqualify them from treatment as incentive stock options. For purposes of the Stock Option Plan, the fair market value of a Share as of a given date is the average of the daily market price for the ten consecutive trading days immediately preceding the valuation date. To the extent the aggregate fair market value of the Company's Common Stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year under the Stock Option Plan exceeds $100,000, such options shall be treated as non-qualified options to the extent required by the Code. In addition, if an employee to whom an incentive stock option in granted possesses more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, the option price shall not be less than 110% of the fair market value of the stock determined at the time such option was granted and such option shall not be exercisable after the expiration of five years from the date such option is granted.

     Notwithstanding anything to the contrary herein, the Company has not and does not intend to issue any incentive stock options that are qualified under the Code.

Employment Agreement

     The Company has a written Employment Agreement with its CEO, Mr. Metzinger. The Employment Agreement is effective as of June 1, 1998, and terminates on May 31, 2002. Pursuant to the Employment Agreement, Mr. Metzinger receives an annual salary of $210,000. The Employment Agreement was subsequently amended by the Letter Agreement dated January 1, 1999, which provides that the salary to be paid by Intercell to Mr. Metzinger on an annual basis is the difference between salary to be paid under the Employment Agreement and the salary actually paid to Mr. Metzinger by Nanopierce pursuant to an employment agreement between Nanopierce and Mr. Metzinger. During the periods from October 1, 1997 to September 30, 1998, October 1, 1998 to September 30, 1999 and from October 1, 1999 to September 30, 2000, Mr. Metzinger did not receive, and has accrued $90,000, $17,500 and $66,500 in salary, respectively, from the Company, which was not paid due to lack of operating capital.

Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Value Table

     The following table provides information related to the exercise of stock options during the fiscal year ended September 30, 1999 by the CEO and each of the Named Executive Officers and the 2000 fiscal year-end value of unexercised options. No options were exercised during the fiscal year ended September 30, 2000 and neither the CEO nor any of the Named Executive Officers were granted stock option rights under the Stock Option Plan during the fiscal year ended September 30, 2000.



---------------------------------------------------------------------------------------------------------
      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END

                                 OPTION VALUES
---------------------------------------------------------------------------------------------------------
                                                                                  Value of Unexercised
                                                          Number of Unexercised       In-the-Money
                                                               Options/SARS           Options/SARS
                                                              at FY-End (#)           at FY-End ($)
                       Shares of the                      ----------------------  ---------------------
                     Company's Common        Value
                      Stock Acquired        Realized           Exercisable/           Exercisable/
       Name           On Exercise (#)         ($)             Unexercisable         Unexercisable (1)
------------------------------------------------------------------------------------------------------
Paul H. Metzinger            0                 0               2,350,000/0                    0/0
------------------------------------------------------------------------------------------------------
Charles E. Bauer             0                 0                 100,000/0                    0/0
------------------------------------------------------------------------------------------------------
Kristi J. Kampmann           0                 0                 200,000/0                1,500/0
------------------------------------------------------------------------------------------------------
Kevin B. Waide               0                 0                 100,000/0                1,000/0
------------------------------------------------------------------------------------------------------

_________________
(1) Market value of underlying Company's Common Stock on date of fiscal year-end minus the exercise price. The closing price per share of the Company's Common Stock on September 30, 2000 was $0.06.

Section 16(a) Beneficial
Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than ten percent (10%) of a registered class of the Company's equity securities ("10% Shareholders") to file with the Securities and Exchange Commission (the "Commission") reports of ownership and changes in ownership of equity securities of the Company and to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge (based solely upon a review of the copies of such Section 16(a) reports furnished to the Company and written representations that no other reports were required), for the Company's fiscal year ended September 30, 2000, the Company's officers, directors and 10% Shareholders have complied with the Section 16(a) filing requirements.

                                 PROPOSAL NO. 2
               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board has selected Gelfond Hochstadt and Pangburn, P.C. to serve as independent auditors of the Company for the fiscal year ending September 30, 2001. The shareholders of the Company are being asked to ratify this selection at the Meeting. Gelfond Hochstadt and Pangburn, P.C. has served as the Company's independent auditors since September 30, 1998. Representatives of Gelfond Hochstadt and Pangburn, P.C. will not be present at the Meeting.

     Although it is not required to do so, the Board is submitting its selection of the Company's independent auditors for ratification by the shareholders at the Meeting in order to ascertain the views of shareholders regarding such selection. A majority of the votes cast at the Meeting, if a quorum is present, will be sufficient to ratify the selection of Gelfond Hochstadt and Pangburn, P.C. as the Company's independent auditors for the fiscal year ending September 30, 2001. The Company's Series E Preferred Stock represents more than enough votes to ratify the selection of the independent auditors and those holders have informed the Company that they intend to ratify the selection of the independent auditors. Whether the proposal is approved or defeated, the Board may reconsider its selection.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2

                                 PROPOSAL NO. 3
                            CHANGE OF THE COMPANY'S
                 STATE OF INCORPORATION FROM COLORADO TO NEVADA

     The Board believes that it is in the best interests of the Company and its shareholders to reorganize (the "re-incorporation") the Company by changing the state of incorporation of the Company from Colorado to Nevada. The re-incorporation will be accomplished by merging the Company with and into Intercell International Corporation (the "New Company"), a newly organized Nevada corporation that is a wholly owned subsidiary of the Company. The New Company currently has no operations and was created by the Company for the sole purpose of effecting the re-incorporation. The New Company will be the surviving corporation and after the re-incorporation will maintain the name of the subsidiary, Intercell International Corporation and will have the same capitalization as Intercell, as each outstanding security of Intercell will be exchanged for a like security of the New Company. The following describes the significant terms of the re-incorporation, including the procedures that must be followed in connection therewith, the benefits and potential drawbacks of the re-incorporation and the effect of the re-incorporation on shareholders' rights.

     What are the benefits of the re-incorporation?

     The purpose of the re-incorporation is to change the state of incorporation of the Company from Colorado to Nevada. The re-incorporation is intended to permit the Company to be governed by the Nevada Revised Statutes ("Nevada law") rather than by the Colorado Revised Statutes ("Colorado law"). By re-incorporating in Nevada, the Company would be governed by statutory provisions that are similar to the laws of the State of Delaware, without being subject to the higher tax rates applicable to a Delaware corporation.

     Nevada law has several provisions that the Company believes are conducive to the operations of the Company and are advantageous compared to Colorado law, some of which include the following:

     . Shareholders can act by written consent, and that consent does not have to be unanimous;

     . Management has more flexibility with respect to certain actions, such as stock splits or reverse stock splits that can be effected by the directors without a vote of the shareholders, so long as a corresponding increase or decrease is made in the authorized capital of the corporation;

     . The minimum amount of notice that must be provided to the shareholders under certain circumstances such as increasing authorized capital is shorter, which allows for quicker and more efficient action by the board; and

     . Nevada law includes statutory provisions governing the change in control of the corporation.

What are the disadvantages of the re-incorporation?

     Despite the belief of the Board that the re-incorporation is in the best interests of the Company and its shareholders, Colorado and Nevada law differ in some respects. Nevada law may not afford shareholders the same rights as Colorado law. For a comparison of shareholders' rights and the powers of management under Nevada and Colorado law, see "--How do the rights of shareholders compare before and after the re-incorporation" below.

What is the effect of the re-incorporation on the Company?

     The re-incorporation has been unanimously approved by the Board, based on the plan of merger that is attached hereto as Appendix C. Upon receiving shareholder approval, the plan of merger will become effective (such time, the "Effective Time") when the approved plan of merger is filed with and accepted for record by the Secretary of State of Colorado and the Secretary of State of Nevada as Articles of Merger. This filing is anticipated to be made as soon as possible after the Special Meeting. At the Effective Time:

     . The Company will be merged with and into the New Company, with the New Company being the surviving corporation in the merger and the name of the New Company will be Intercell International, Inc.;

     . The first board of directors of the New Company (the "New Board") will be the same as the Board;

     . The Company will cease to be governed by Colorado law and will be governed as the New Company under Nevada law; and

     . The New Company will be governed by the Articles of Incorporation of the New Company (the "New Articles") and Bylaws of the New Company (the "New Bylaws"), which are included as Appendices A and B to this proxy statement.

     The re-incorporation is subject to conditions, including approval by a majority of the votes of the Company entitled to be cast at the Meeting.

What is the effect of the re-incorporation on the holders of the Company's securities?

     The re-incorporation will have minimal effect on the existing security holders of the Company. At the Effective Time, unless shareholders exercise their dissenters' rights as described herein, all of the Company's securities will be converted into securities of the New Company. At the Effective Time, the conversion will occur as follows:

     . All of the Company's Common Stock will be converted into shares of common stock, $.001 par value, of the New Company (the "New Company's Common Stock"), as described in the New Articles;

     . Each share certificate that represented a share of the Company's Common Stock immediately prior to the Effective Time will thereafter be deemed to represent one share of the New Company's Common Stock without any action on the part of the holder;

     . All shares of the Company's Preferred Stock will be converted into shares of preferred stock of the New Company (the "New Company's Preferred Stock" and, collectively with the New Company's Common Stock, the "New Company's Stock"), as described in the New Articles;

     . All share certificates that represented a share of the Company's Preferred Stock immediately prior to the Effective Time will thereafter be deemed to represent one share of the New Company's Preferred Stock on the same terms, with the same designations, rights and preferences, without any action on the part of the holder; and

     . Each of the options, warrants, debentures and any other outstanding securities of the Company immediately prior to the Effective Time will thereafter be deemed to represent like securities of the New Company, with like conversion rights into common shares of stock of the New Company without any action on the part of the holder.

Will the Company's business change after the re-incorporation?

     No. The re-incorporation will not result in any change in the Company's business, directors, management, fiscal year, assets or liabilities or the location of its principal executive offices. The New

Company will also have its principal office located at 370 Seventeenth Street, Suite 3580, Denver, Colorado 80202 (303) 592-1010. The New Company has no current business operations, as it was incorporated for the sole purpose of effecting the merger with the Company. Upon the merger of the Company into the New Company, the New Company will conduct the business that is currently being conducted by the Company. The directors that are elected by the Company at the Meeting will be the directors of the New Company.

     Each share of the New Company's Common Stock outstanding after the Effective Time will entitle the holder thereof to voting rights (except as provided below), dividend rights and liquidation rights equivalent to the rights of holders of the Company's Common Stock prior to the effective time. Shares of the Company's Common Stock are currently traded on the over-the-counter market and are quoted on the OTC Bulletin Board under the symbol "INCE." Following the Effective Time, share of the New Company's Common Stock will be traded on the over-the-counter market and will be quoted on the OTC Bulletin Board under the same symbol, "INCE."

     If the re-incorporation is approved and the merger is completed, the Company will take action as necessary to provide that all rights of participants in the Company's Stock Option Plan to receive stock options and restricted stock, will become substantially identical rights to receive grants of stock options and restricted stock with respect to the New Company's Common Stock, and the right to purchase the New Company's Common Stock, respectively. Such new rights will be on substantially identical terms and conditions as set forth in the Stock Option Plan.

What vote is required to approve the re-incorporation?

     The approval of the re-incorporation requires the affirmative vote of a majority of the Company's outstanding votes entitled to be cast on this proposal at the Meeting. The Series E Preferred Stock represents more than enough votes to approve the re-incorporation and the holders of those shares have informed the Company that they intend to vote in favor of the re-incorporation. Except as described herein, no federal or state regulatory requirements must be complied with and no approval must be obtained in connection with the merger.

How do the rights of shareholders compare before and after the re-incorporation?

     The Company is organized as a corporation under the laws of the State of Colorado. If the re-incorporation is approved, the Company will be merged with the New Company and will then be a corporation organized under the laws of the State of Nevada following the merger. As a Colorado corporation, the Company is governed by:

     .  Colorado law;
     .  the Company's Articles; and
     .  the Company's Bylaws.

     As a Nevada corporation, following the re-incorporation, the Company will be governed by:

     .  Nevada law;
     . the New Articles attached hereto as Appendix A, as may be further amended from time to time; and
     . the New Bylaws attached hereto as Appendix B, as may be further amended from time to time.

     The material differences between the applicable Colorado and Nevada law and among these various documents are summarized below. The comparison of certain rights of the shareholders of the Company before and after the re-incorporation set forth below is not complete and is subject to and qualified in its entirety by reference to Colorado law, Nevada law, the New Articles, the New Bylaws, and the Articles and the Bylaws of the Company, copies of which may be obtained from the Company by writing to Kristi J. Kampmann, Secretary of the Company at:
Intercell Corporation, 370 Seventeenth Street, Suite 3580, Denver, Colorado
80202.

FORM OF ORGANIZATION AND PURPOSE

     The Company. The Company is a Colorado corporation. Under the Company's Articles, the Company is authorized to engage in the communications business and to carry on any business or activity related thereto and to carry on any lawful business or activity and to have and exercise all of the powers and rights conferred by the laws of the State of Colorado.

     The New Company. The New Company is a Nevada corporation. Under the New Articles, the New Company is authorized to engage in any lawful act or activity for which corporations may be organized under Nevada law. The purpose of the New Company, as set forth in the New Articles, shall be to engage in any lawful business or activities under the laws of the State of Nevada.

CAPITALIZATION

     The Company. The Company's Articles authorizes a total of 110,000,000 shares of stock consisting of 100,000,000 shares of the Company's Common Stock and 10,000,000 shares of the Company's Preferred Stock. Separate certificates of rights, designations and preferences classify 210,000 shares of the Company's Preferred Stock as Series A, 1,000 Preferred Stock as Series B, 600 Preferred Stock as Series C, 1,080 Preferred Stock as Series D and 1,000 of the Company's Preferred Stock as Series E, respectively. As of the record date, 99,891,188 shares of the Company's Common Stock, 34 shares of the Company's Series C Preferred Stock, 1,080 shares of the Company's Series D Preferred Stock and 1,000 shares of the Company's Series E Preferred Stock were issued and outstanding. As of such date, the Company had approximately 511holders of record.

     The New Company.  The New Articles are substantially the same with respect
to authorized shares.   Immediately following the Effective Time, the New
Company will have outstanding, based on a conversion ratio of one share of the New Company's Common Stock for every share of the Company's Common Stock that are outstanding immediately prior to the Effective Time, 99,891,188 shares of the New Company's Common Stock. Immediately following the Effective Time, the New Company will have outstanding, based on a conversion ratio of one share of the New Company's Preferred Stock for every share of the Company's Preferred Stock that is outstanding immediately prior to the Effective Time, 34 shares of the New Company's Series C Preferred Stock, 1,080 shares of the New Company's Series D Preferred Stock and 1,000 shares of the New Company's Series E Preferred Stock.

AMENDMENT OF THE COMPANY'S ARTICLES AND THE NEW COMPANY'S ARTICLES

     The Company. Under Colorado law, a corporation's articles of incorporation may be amended by the board of directors without shareholder action for certain limited purposes. The board of directors or the holders of shares representing at least ten percent of all the votes entitled to be cast on the amendment may propose an amendment to the articles of incorporation for submission to the shareholders. In general, amendment of a corporation's articles of incorporation requires the approval by the board of directors, and the approval of at least a majority of the votes that are entitled to be cast, unless the articles of incorporation require a higher vote. In addition, the holders of the outstanding shares of a class are entitled to vote as a separate class on a proposed amendment, and must approve the amendment by the same majority vote of each such class, if the amendment would:

     . increase or decrease the aggregate number of authorized shares of that class;
     . effect an exchange or reclassification of all or part of the shares of the class into shares of another class;
     . create the right of exchange or effect an exchange or reclassification, of all or part of the shares of another class into shares of the class;
     . change the designation, preferences, limitations, or relative rights of all or part of the shares of the class;
     . change the shares of all or part of the class into a different number of shares of the same class;
     . create a new class of shares having rights or preferences with respect to distributions or dissolution that are prior, superior, or substantially equal to the shares of the class;
     . increase the rights, preferences, or number of authorized shares of any class that, after giving effect to the amendment, have rights or preferences with respect to distributions or to dissolution that are prior, superior, or substantially equal to the shares of the class; or
     . limit or deny an existing preemptive right of all or part of the shares of the class.

     The New Company. Under Nevada law, generally the directors of a corporation cannot effect an amendment to the articles of incorporation without a shareholder vote. In order to amend the articles of incorporation, the board of directors must adopt a resolution setting forth and declaring advisable the proposed amendment and direct that the proposed amendment be submitted to shareholders for their consideration either at an annual or special meeting of shareholders. The proposed amendment must then be approved by the affirmative vote of a majority of all the shareholder votes entitled to be cast on the matter, unless the articles of incorporation require a higher vote. The New Articles have no provision requiring such a higher vote. In addition, a majority of the shares of each class entitled to vote as a class, if any, must approve the amendment. When the substantial rights of a class of shares will be affected by an amendment, the holders of those shares are entitled to vote as a class even if the shares are non-voting shares. When only one or more series in a class of shares, and not the entire class, will be adversely affected by an amendment, only the affected series may vote as a class. Notwithstanding the foregoing, the board of directors can effect an amendment to the articles of incorporation with respect to either a stock-split or a reverse stock-split, in which, along with changing the number of outstanding shares of the corporation, a corresponding change is made to the authorized capital of the corporation.

AMENDMENT OF THE BYLAWS

     The Company. Unless the articles of incorporation reserve the right to amend the bylaws to the shareholders or a particular bylaw expressly prohibits such action by the board of directors, a corporation's bylaws may be amended by action of the board of directors. The Articles contain no such reservation of right. Also, if proper notice is given, the Company's shareholders may amend the Company's Bylaws at an annual or special meeting of the shareholders.

     The New Company. There is no provision in Nevada law that expressly requires a grant of power to the directors in the articles in order to adopt bylaws for a corporation. Rather, Nevada law provides that the board of directors of a corporation may make the bylaws, but that such bylaws are subject to those adopted by the shareholders, if any. Further, although not part of Nevada law, an opinion of the Nevada Attorney General also provides that directors may adopt bylaws for a corporation in the event the shareholders do not; however, shareholders retain the right to adopt bylaws superseding those adopted by directors. The New Bylaws provide that the New Board may amend the New Bylaws without a vote of the holders of the New Company's Stock.

SHAREHOLDER VOTING RIGHTS GENERALLY

     The Company. Under Colorado law, unless otherwise provided in the articles of incorporation (for which the Articles do not so provide), and subject to certain provisions of Colorado law, each shareholder is entitled to one vote for each share of capital stock held by such shareholder. Each shareholder entitled to vote at a meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize others to act for such shareholder by proxy, but no proxy may be voted or acted upon after eleven months from its date, unless the proxy specifically provides for its effectiveness for a longer period. Colorado law further provides that in all matters other than the election of directors, the affirmative vote of the majority of votes present in person or represented by proxy at a duly held meeting at which a quorum is present is deemed to be the act of the shareholders, unless Colorado law, the articles of incorporation or the bylaws specify a different voting requirement. Where a separate vote by a class or classes is required, a majority of the outstanding votes of such class or classes, present in person or represented by proxy, constitutes a quorum entitled to take action with respect to that vote on that matter, and the affirmative vote of the majority of votes of the class or classes present in person or represented by proxy at the meeting is the act of that class. The holders of the Company's Common Stock are entitled to one vote per share and the holders of the Company's Series E Preferred Stock are entitled to 120,000 votes per share voting together with the holders of the Company's Common Stock, on all matters on which the holders of the Company's Common Stock are entitled to vote. The holders of the Company's Series A, Series B, Series C and Series D Preferred Stock, if any, are not entitled to any voting rights unless provided by Colorado law. The Company's Articles further provide that any action to be taken by shareholders that requires the concurrence of two-thirds of the outstanding shares of the shares entitled to vote thereon, or of any class or series, such action may be taken by the vote of a majority of such shares or class or series.

     The New Company. Under Nevada law, unless the articles of incorporation provide for a greater or lesser number of votes per share or limits or denies voting rights, each outstanding share of common stock is entitled to one vote on each matter submitted to a vote at a meeting of shareholders. A shareholder may vote the stock that the shareholder owns either in person or by proxy. A proxy is not valid for more than six months after its date, unless it provides otherwise. Unless Nevada law or the articles of incorporation specify a different voting requirement for all matters (other than the election of directors), a majority of all the votes cast at a duly held meeting at which a quorum is present is deemed to be the act of the shareholders. Additionally, unless Nevada law or the articles of incorporation provide otherwise, if two or more classes of stock are entitled to vote separately on any matter for which Nevada law requires approval, the matter must be approved by separate vote of each class. The holders of the New Company's Common Stock are entitled to one vote per share and the holders of the New Company's Series E Preferred Stock are entitled to 120,000 votes per share voting together with the holders of the New Company's Common Stock, on all matters on which the holders of the New Company's Common Stock are entitled to vote. The New Company's Articles further provide that any action to be taken by shareholders that requires the concurrence of two-thirds of the voting power of the outstanding voting power of the corporation, or of any class or series, such action may be taken by the vote of a majority of the voting power of such shares or class or series.

SHAREHOLDER ACTION BY WRITTEN CONSENT

     The Company. Under Colorado law, unless a corporation's articles of incorporation require that such action be taken at a meeting of the shareholders (for which the Articles do not so provide), any action that may be taken at any annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action, is signed by all of the shareholders entitled to vote thereon.

     The New Company. Under Nevada law, unless otherwise provided in a corporation's articles of incorporation, any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if a majority of the voting power entitled to vote on the matter sign a written consent setting forth the action or, if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

SPECIAL SHAREHOLDER MEETINGS

     The Company. Special meetings of shareholders may be made on call of the board of directors, by a person or persons authorized by the corporation's bylaws, by a resolution of the board of directors to call such a meeting or a written demand for the meeting that is signed and dated by the holders of shares representing at least 10% of all of the votes entitled to be cast. The Company's Bylaws provide that the President, or in the President's absence, the Vice President, can also call a special meeting of the shareholders.

     The New Company. Nevada law has no general rule for calling special meetings. The New Bylaws provide that special meetings of shareholders may be called by the president (or in his absence, by a vice president) of the New Company or at the request in writing of shareholders entitled to cast at least 10% of all the votes entitled to be cast at the meeting.

INSPECTION RIGHTS

     The Company. Under Colorado law, a shareholder is entitled to inspect and copy, upon five day's notice, the following:

     .  articles of incorporation;
     .  bylaws;
     .  minutes of shareholders' meeting for the past three years;
     . written communications within the past three years to shareholders; . names and business addresses of current directors and officers;
     .  most recent corporate report; and
     . all annual and published financial statements prepared for the past three years.

     In addition to the above, the shareholder is entitled to inspect and copy excerpts from board, shareholders and committee minutes, accounting records and the shareholder list. The right is limited to a shareholder who has been a shareholder for at least three months preceding the demand or holds at least 5% of all the outstanding shares of any class of shares and if the demand is made in good faith and for a proper purpose, and the records are directly connected with the described purpose.

     The New Company. Any person who has been a holder of record for at least six months or holds at least 5% of the outstanding stock of any class of stock of a Nevada corporation is entitled to inspect and copy the corporation's books of account and stock ledger and receive a written statement of the corporation's affairs and a verified list of shareholders; provided, that such person provides written demand at least five days before such inspection.

NUMBER AND ELECTION OF DIRECTORS

     The Company. The minimum number of directors of a Colorado corporation is one. Colorado law provides that the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the articles of incorporation fixes the number of directors, in which case the number of directors may be changed only by amendment of the articles of incorporation. Colorado law also permits a corporation to establish a range for the size of the board of directors in its bylaws by setting a minimum and maximum number of directors.
If established, the number of directors may be changed within such range by the shareholders or the board of directors. In addition, Colorado law permits, but does not require, a classified board of directors, with staggered terms under which one-half or one-third of the directors are elected for terms of two or three years, respectively. Colorado law also permits election of directors based on a particular class of shareholders. Directors of a Colorado corporation are elected by a plurality vote of the votes present in person or represented by proxy at a shareholders meeting and entitled to vote on the election of directors. Under Colorado law, there is cumulative voting unless the articles of incorporation expressly state otherwise.

     The Articles provide that the Bylaws will provide for the number of directors and the Bylaws provide that their shall be not less than one director. The current number of directors is five. The Articles provide that there is no cumulative voting.

     The New Company. The minimum number of directors of a Nevada Corporation is one. The Nevada law provides that the corporation may provide in its articles of incorporation or its bylaws for a fixed number of directors or a variable number of directors within a fixed maximum and minimum, and for the manner in which the number of directors may be increased or decreased. In addition, Nevada law permits, but does not require, a classified board of directors, with staggered terms, or with directors elected by particular classes of stock, so long as at least one-fourth of the board of directors are up for vote every year. Directors of a Nevada corporation are elected by a plurality vote of the shares entitled to vote on the election of directors, whether that is all of the voting shareholders or a particular class of shareholders. Under Nevada law, cumulative voting is not available unless provided for in the certificate or articles of incorporation. If any corporation fails to elect directors within 18 months after the last election of directors, the district court of Nevada has equity jurisdiction, upon application of any one or more shareholders holding stock entitling them to at least 15% of the voting power, to order the election of directors.

     The New Articles provide that the New Bylaws will set forth the number of directors and the New Bylaws will provide that there shall not be less than one director. As set forth in the New Articles, the initial number of directors will be five.

REMOVAL OF DIRECTORS

     The Company. A director of a Colorado corporation may be removed with or without cause, unless the articles provide that directors may only be removed for cause, for which the Articles do not so provide. Generally, a director may be removed by a majority of votes entitled to be cast. However, if a director is elected by a voting group, only a majority vote of that voting group may remove such director and if elected under cumulative voting, such director may be removed only by the number of votes necessary to elect such director vote to remove such director. Colorado law permits the removal of a director by shareholders only at a meeting called for that purpose, upon notice of the meeting which states that the purpose or one of the purposes thereof is the removal of the director.

     The New Company. A director of a Nevada corporation or the entire board of directors may be removed with or without cause during their term of office only by a vote of two-thirds of the voting power of then outstanding shares entitled to vote in the election of directors or, if a director was elected by a particular class, then by a vote of two-thirds of the voting power of the then outstanding shares of that class. With respect to corporations that provide for election of directors by cumulative voting, a director of such a corporation may only be removed upon the vote of shareholders owning sufficient shares to prevent such director's election to office at the time of removal.

VACANCIES ON THE BOARD OF DIRECTORS

     The Company. As permitted by Colorado law, the Company's bylaws provide that vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. However, if a vacant office was held by a director elected by holders of a specific class or series of stock, only such shareholders or directors also elected by holders of that class or series of stock may fill the vacancy.

     The New Company. Nevada law provides that, unless the articles of incorporation provide otherwise, a vacancy on the board of directors, whether resulting from the increase in the number of directors or otherwise, may be filled by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum. The New Bylaws provide that a vacancy on the board of directors shall be filled by an affirmative vote of the remaining directors, even if such directors amount to less than a quorum. In the case of a directorship to be filled as a result of an increase in the number of directors on the board, the New Bylaws provide that such director shall be appointed by a majority of directors then in office or by the shareholders at an annual meeting or a special meeting called for that purpose.

STANDARD OF CONDUCT

     The Company. Under Colorado law, each director or officer shall discharge such director's respective duties in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances; and in a manner he or she reasonably believes to be in the best interests of the corporation. In discharging those duties, a director or officer can rely on certain information specified under Colorado law, unless such director has knowledge that makes such reliance unwarranted. A director or officer would not be liable to the corporation or its shareholders for actions taken or omitted if, in connection with such action or omission, such director performed the duties of such director's position in compliance with these standards.

     The New Company. Nevada law provides that directors and officers shall exercise their powers in good faith and with a view to the interests of the corporation. In discharging their duties, a director or officer may rely on certain information specified under Nevada law. Directors and officers, in deciding upon matters of business, are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation. That presumption applies even to the extent that a director or officer takes action to resist a change or potential change in control of a corporation which impedes the exercise of the right of shareholders to vote for or remove directors, insofar as the directors have reasonable grounds to believe that a threat to corporate policy and effectiveness exists and the action taken is reasonable in relation to that threat. The presumption discussed in the preceding two sentences does not apply to actions that only affect the time of the exercise of shareholders' voting rights; or, the adoption or execution of plans that deny rights to a holder of shares or voting; and, such presumption does not permit directors or officers to abrogate any right conferred by statute or articles of incorporation.

CONFLICTING INTEREST TRANSACTION

     The Company. Under Colorado law certain transactions between a corporation and one of the corporation's directors are restricted but may be permissible if certain requirements are met. Colorado law defines a "conflicting interest transaction" as:

     . a loan or other assistance by a corporation to a director of the corporation or to an entity in which a director of the corporation has a financial interest;

     . a guaranty by a corporation of an obligation of a director of the corporation or an obligation of an entity in which a director of the corporation has a financial interest; or

     . a contract or transaction between a corporation and a director of the corporation or between the corporation and an entity in which a director of the corporation has a financial interest.

     Under Colorado law, a conflicting interest transaction is not void or voidable and does not give rise to an award of damages in a proceeding by a shareholder solely because the conflicting interest transaction involves a director of the corporation or an entity in which a director of the corporation has a financial interest or because the director is present at the meeting that authorizes, approves or ratifies the conflicting interest transaction. Instead, the conflicting interest transaction is permissible under Colorado law if:

     . the material facts regarding the director's interest and the conflicting interest transaction are disclosed to the board of directors and the board of directors in good faith authorizes, approves or ratifies the conflicting interest transaction by an affirmative vote of a majority of the disinterested directors (even if less than a quorum); or
     . the material facts regarding the director's interest and the conflicting interest transaction are disclosed or known to the shareholders entitled to vote and the conflicting interest transaction is authorized, approved or ratified in good faith by a vote of the shareholders; or the conflicting interest transaction is fair to the corporation.

     The New Company. Nevada law does not automatically void contracts or transactions between a corporation and one of the corporation's directors. Under Nevada law, a contract or transaction is not void or voidable solely because:

     . the contract is between the corporation and a director of the corporation or an entity in which a director of the corporation has a financial interest;
     . an interested director is present at the meeting of the board of directors that authorizes or approves the contract or transaction; or
     . the vote or votes of an interested director are counted for the purpose of authorizing or approving the contract or transaction involving the interested transaction.

     Instead, under Nevada law, contracts or transaction such as those described above are permissible if:

     . the facts surrounding the contract or transaction are known to the board of directors and the board of directors authorize, approves or ratifies the contract or transaction in good faith by a vote without counting the vote of the interested director; or
     . the facts or circumstances surrounding the contract or transaction are made known to the shareholders and they authorize, approve or ratify the contract or transaction in good faith by a majority vote of the shares entitled to vote, including the votes, if any, of the interested director; or
     . the fact that the contract or transaction will prove to be in the interested director's financial interest is unknown to the interest director at the time it is brought before the board of directors; or
     . the contract or transaction is fair as to the corporation at the time it is authorized or approved.

LIMITATION OF LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Company. Under Colorado law, directors and officers may be indemnified as a party to a proceeding to the extent of reasonable expenses incurred in connection with the proceeding in connection with their position with the corporation (other than any action brought by or in the right of the corporation or which they derived an improper personal benefit), if (a) they acted in good faith; (b) they reasonably believed (i) with respect to conduct in an official capacity, their conduct was in the best interests of the corporation and (ii) with respect to all other conduct, their conduct was at least not opposed to the corporation's best interests and (c) in the case of any criminal proceeding, they had no reasonable cause to believe their conduct was unlawful.

     Colorado law mandates that, unless limited by its articles of incorporation, directors and officers shall be indemnified for their reasonable expenses in the event that a director is successful in the defense of any proceeding in which the director was a party due to that director's status as a director. Colorado law also requires mandatory indemnification of an employee, fiduciary or agent under circumstances set forth in the preceding sentence and permits indemnification of an employee, fiduciary, or agent who is not a director, to any greater extent than the indemnification of a director, if not inconsistent with public policy, and if provided for in the bylaws, by action of the board of directors or by contract.

     Under Colorado law, indemnification payments are subject to a case-by-case determination that Colorado standards of conduct have been met and such a determination is decided by a majority of the board of directors, but only when a quorum is present. Only a director not party to the proceeding may be counted for satisfying the quorum. If a quorum cannot be obtained, the board of directors may select a committee of at least two directors each not party to the proceeding to make the determination by majority vote. If a quorum cannot be obtained or a committee selected, the determination is made by independent legal counsel or the shareholders of the Company.

     Under Colorado law, the corporation may, if so provided in the articles of incorporation (for which the Articles do so provide), eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director; provided, that any such provision shall not eliminate or limit the liability of a director to the corporation or to its shareholders for:

     . a breach of the director's duty of loyalty to the corporation or to its shareholders;
     . acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or
     . unlawful distributions, or any transaction from which the director directly or indirectly derived an improper personal benefit.

     Notwithstanding other common-law protections that an officer or director may have, no director or officer shall be personally liable for any injury to person or property arising out of a tort committed by an employee unless such director or officer was personally involved in the situation giving rise to the litigation or unless such director or officer committed a criminal offense in connection with such situation.

     The New Company. Nevada law provides that a corporation may indemnify a director, officer, employee or agent for any expenses incurred in connection with such person's position with the corporation, provided such person acted in good faith and in a manner which they reasonably believed to be in or not opposed to the best interests of the corporation. Nevada law requires, unless ordered by a court, a finding to be made, that the officer, director, employee or agent has met the above-described standard of conduct, by (a) a majority vote of the board of directors for which the quorum does not consist of parties to the proceeding; (b) independent legal counsel in a written opinion; or (c) shareholder approval.

     Under Nevada law, a corporation is required to indemnify any director, officer, employee or agent for any expenses, including attorneys' fees, incurred by such person in connection with their position with the corporation if such director, officer, employee or agent is successful on the merits of the proceeding.

     The New Articles provide that the New Company may indemnify any director, officer, employee, or agent for any expense reasonably incurred by reason of being or having been a director, officer, employer or agent of the New Company to the fullest extent permitted by Nevada law.

     The New Articles contain a provision that eliminates the personal liability of the directors of the New Company to the New Company and its shareholders for monetary damages resulting from a director's breach of fiduciary duty in such director's capacity as director. Nevada law permits a corporation to eliminate or limit the personal liability of its directors (and officers), except for liability arising in connection with (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (b) the payment of distributions in violation of Nevada law. However, the New Articles also provide that such elimination of personal liability of a director does not pertain to the personal liability of a director for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or for the payment of unlawful distributions in violation of Nevada law.

DIVIDENDS AND OTHER DISTRIBUTIONS

     The Company. Under Colorado Law, unless prohibited by the articles of incorporation, the authorization by the board of directors and payment by the corporation of distributions, including the repurchase of stock, is generally permissible unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they became due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were dissolved at the time the dividend was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution of the corporation are greater than those of the shareholders receiving the dividend.

     The New Company. Under Nevada law, unless prohibited by the articles of incorporation, the authorization by the board of directors and payment by the corporation of distributions, including the repurchase of stock, is generally permissible unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they became due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were dissolved at the time the dividend was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution of the corporation are greater than those of the shareholders receiving the dividend.

DISSENTER'S RIGHTS

     The Company Under Colorado law, a shareholder of a corporation participating in certain major corporate transactions may be entitled to dissent from the transaction and exercise rights to receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she otherwise would receive in the transaction. Under Colorado Law, a properly dissenting shareholder is entitled to receive the appraised value of the shares owned by the shareholder when the corporation votes (a) to sell, lease, or exchange all or substantially all of its property and assets other than in the regular course of the corporation's business, (b) to merge or consolidate with another corporation, (c) to engage in a share exchange whereby the corporation's shares will be acquired or (d) to conduct a reverse split of the corporation's stock which would result in a reduction of the number of shares owned by the shareholder to a fraction of a share, if such fraction of a share is to be acquired for cash. A right to dissent and receive the appraised value of a shareholder's shares may also be granted within the by-laws of the corporation or by a resolution of the directors.

     Dissenting shareholders are not entitled to the right to receive fair value for shares of any class or series of stock, if the stock was, at the record date fixed to determine shareholders entitled to receive notice and vote on such transaction, either:

     . listed on a national securities exchange registered under the Securities Exchange Act of 1934, as amended;
     . listed on the national market system of the National Association of Security Dealers automated quotation system; or
     .    held of record by more than 2,000 holders.

     Dissenters' rights will not be subject to the limitations described above if the shareholder will receive for the shareholder's shares, anything except:

     .    shares of stock of the corporation surviving or resulting from such merger;
     . shares of stock of any other corporation which at the date of the merger either will be listed on a national securities exchange or on the national market system of the National Association of Securities Dealers automated quotation system, or will be held of record by more than 2,000 holders;
     .    cash in lieu of fractional shares; or
     . any combination of the shares of shares or cash in lieu of fractional shares.

     If a proposed corporate action creating dissenters' rights is to be submitted to a vote at a shareholders' meeting, a shareholder who wants to exercise his or her dissenters' rights must give the corporation, before the vote is taken, notice of intent to demand payment for the shareholders' shares if the proposed corporation action is taken and must refrain from voting shares in favor of the proposed corporation action. With respect to a proposed corporation action creating dissenters' rights that is to be authorized without a meeting of shareholders, a shareholder may assert his or her dissenters' rights by not executing a written consent to the proposed transaction. Once notice of intent to demand payment is made in the manner set forth above, a shareholder may demand payment by causing the corporation to receive a payment demand form and depositing his or her certificates for certificated shares. A shareholder who fails to provide notice of intent to demand payment is not entitled to demand payment for his or her shares, and a shareholder who fails to demand payment and submit his or her certificates to the corporation by the date set by the corporation is not entitled to payment for his or her shares. The Company will pay, at the address shown on the Company's current record of shareholders, the amount the Company estimates to be the fair value of the dissenter's shares, plus accrued interest. The Company will, within 60 days, provide with the payment a copy of the Company's balance sheet as of the end of the most recent fiscal year and a statement of the Company's estimate of the fair value of the shares, an explanation of how interest was calculated and a statement of the dissenters' right to demand additional payment if the dissenter believes the amount paid is less than the fair value of the shares. The dissenter waives the right to demand payment unless such dissenter provides the Company notice within 30 days after the Company offered payment for the dissenter's shares.

     The New Company. Nevada law provides that a shareholder is entitled to dissent from and obtain payment of the fair market value of his or her shares in the event of the following corporate actions: (a) consummation of a plan of merger to which the domestic corporation is a party (i) if approval by the shareholders is required for the merger and he is entitled to vote on the merger, or (ii) in certain circumstances, if the domestic corporation is a subsidiary and is merged with its parent; (b) consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan; or
(c) any corporate action taken pursuant to a vote of the shareholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provide that voting or nonvoting shareholders are entitled to dissent and obtain payment for such shareholder's shares. No appraisal rights are available if the shares of such corporation are listed on a national securities exchange or the Nasdaq National Market or held by at least 2,000 shareholders of record unless the articles of incorporation of the corporation provide otherwise or if the shareholder will receive for the shareholder's shares, anything except:

     .    shares of stock of the corporation surviving or resulting from such merger;
     . shares of stock of any other corporation which at the date of the merger either will be listed on a national securities exchange or on the national market system of the National Association of Securities Dealers automated quotation system, or will be held of record by more than 2,000 holders;
     .    cash in lieu of fractional shares; or
     . any combination of the shares of shares or cash in lieu of fractional shares.

     With respect to a proposed corporate action creating dissenters' rights, a shareholder seeking to assert such shareholder's dissenters' rights must deliver to the corporation written notice of intent to demand payment for his or her shares if the proposed corporate action is taken and must refrain from voting in favor of the proposed action. After notice of intent to demand payment is made, a shareholder asserting such shareholder's dissenters' rights must demand payment; certify that such shareholder's acquired ownership prior to a date set by the corporation and set forth in the dissenters' notice; and deposit his or her certificates, if any, in accordance with terms set by the corporation.
Under Nevada law, the corporation will pay, at the address shown on the corporation's current record of shareholders, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest. The corporation must, within 30 days, provide with the payment a copy of the corporation's balance sheet as of the end of the most recent fiscal year and a statement of the corporation's estimate of the fair value of the shares, an explanation of how interest was calculated and a statement of the dissenters' right to demand additional payment if the dissenter believes the amount paid is less than the fair value of the shares. The dissenter waives the right to demand payment unless such dissenter provides the corporation notice within 30 days after the corporation offered payment for the dissenter's shares.

MERGER, CONSOLIDATION, SHARE EXCHANGE AND
TRANSFER OF ALL OR SUBSTANTIALLY ALL ASSETS

     The Company. Under Colorado law, the sale, lease, or exchange of all or any portion of a corporation's assets in the corporation's usual and regular course of business may be authorized by the corporation's directors, without approval of the corporation's shareholders. Sale, lease, or exchange of all or substantially all of a corporation's assets other than in the usual and regular course of the corporation's business, or a merger or consolidation of the corporation into any other corporation, requires approval of the directors and the vote of the holders of a majority or, in some cases, two-thirds, of each class of outstanding stock entitled to vote thereon, although the corporation's articles of incorporation or bylaws may require a higher vote. Colorado law permits a parent corporation owning at least ninety percent of the outstanding shares of a subsidiary corporation to either merge such subsidiary into itself or merge itself into such subsidiary. In the case of the merger of a parent and subsidiary corporation, where the subsidiary is the surviving entity, approval of the board of directors and the vote of the holders of a majority of each class of shares entitled to vote is necessary to consummate the merger.

     The New Company. Under Nevada law, a corporation may sell, lease or exchange all of its assets and property, upon terms that the board of directors find to be in the best interest of the corporation, when authorized by a majority vote (or such greater amount as set forth in the articles of incorporation) of shareholders entitled to vote. For a merger or share exchange, Nevada law requires that the board of directors prepare a plan of merger or exchange that they present to the shareholders. Approval of a plan of merger or exchange requires (i) a recommendation by the board of directors to the shareholders that the plan be adopted and (ii) majority approval by the shareholders entitled to vote on such plan of merger or exchange.

CHANGE IN CONTROL

     The Company. In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Colorado has no such statute.

     The New Company. There are various provisions of Nevada law that are designed to encourage a person seeking control of a Nevada corporation to negotiate with the target corporation's board of directors and shareholders. This is accomplished by allowing the target corporation's board of directors and shareholders determine the voting rights, if any, of the acquiring person.

     Under Nevada law, a person acquiring shares amounting to a "controlling interest" obtains voting rights in such shares only as are conferred by a resolution of the shareholders of the corporation, approved at a special meeting or annual meeting of the shareholders. When an acquiring person has acquired a control interest in a corporation, such acquiring person may request in an offeror's statement that the board of directors convene a special meeting for the purpose of determining the voting rights of the acquiring person. The offeror's statement is to identify the acquiring person and persons affiliated with the acquiring person, the number of shares owned by the acquiring person and when purchased, and the percentage of voting securities held by the acquiring person. Provided that the acquiring person agrees to pay all expenses associated with the calling of a special meeting, within 10 days of the receipt of the offeror's statement, the board of directors shall call a special meeting of the shareholders to determine the voting rights to be accorded the shares held by the acquiring person. When calling such a meeting, the board of directors must provide notice to the shareholders, which must include a complete copy of the offeror's statement and a statement of the board of directors regarding its position with respect to the acquiring person's actions. A resolution of the shareholders to grant voting rights to the shares held by the acquiring person must be approved by the holders of a majority of the voting power of the corporation and, if the acquisition will alter or change any preference or right given to any class or series of securities of the corporation, by the holders of a majority of each such class so affected.

     If provided in the articles of incorporation or the bylaws of the corporation, the corporation may call for the redemption of the shares held by the acquiring person if (a) the acquiring person fails to deliver to the board of directors the offeror's statement within 10 days of acquiring a controlling interest in the corporation, or (b) the offeror's statement is timely delivered, but the shares held by the acquiring person are not accorded full voting rights. In such circumstances the corporation must redeem the shares held by the acquiring person within 60 days by paying the average price paid by the acquiring person for such shares.

     If full voting rights are accorded to the shares held by the acquiring person and the acquiring person has acquired shares amounting to or greater than a majority of all voting power, any shareholder of record, other than the acquiring person, who did not vote in favor of granting voting power to the shares held by the acquiring person may demand payment for the fair value of such shareholder's shares. Within 20 days of the vote according the shares of the acquiring person voting rights, the corporation shall send notice to any shareholders who did not vote in favor of such action notifying them of their right to demand payment for shares. Within 20 days of receipt of such notice, a shareholder must demand payment for such shareholder's shares and the corporation must comply within 30 days.

     Nevada law provides that the provisions described above apply to all corporations, unless the articles of incorporation or the bylaws of the corporation in effect on the tenth day after an acquiring person acquires a controlling interest provide that such provisions do not apply to the corporation. The New Articles and the New Bylaws do not provide that these provisions will not apply to the New Company.

     An "acquiring person" means any person who, individually or in association with others, acquires or offers to acquire, directly or indirectly, a controlling interest in an issuing corporation, but the term does not include any person who, in the ordinary course of business and without an intent to avoid the requirements set forth above, acquires voting shares for the benefit of others, in respect of which such person is not specifically authorized to exercise or direct the exercise of voting rights. "Controlling interest" means the ownership of outstanding voting shares of an issuing corporation sufficient, but for the fact that voting rights have not yet been accorded by the shareholder in the manner set forth above, to enable the acquiring person, directly or indirectly and individually or in association with others, to exercise one-fifth to a majority or more of all the voting power of the corporation in the election of directors.

DISSOLUTION

     The Company. Under Colorado law, after shares have been issued, dissolution must be approved by a resolution of the board of directors and such dissolution must also be approved by each voting class of shareholders entitled to vote by a majority of the votes entitled to be cast on the matter, unless a higher vote is required by the articles of incorporation or by the bylaws.

     The New Company. Under Nevada law, if the board decides after the issuance of stock or the beginning of business, that the corporation should be dissolved, it must adopt a resolution to that effect and such dissolution must also be approved by a majority of the shareholders votes cast, unless a higher vote is required by the articles of incorporation or by the bylaws.

What are the material federal income tax consequences of the re-incorporation?

     Counsel to the Company has advised the Company that, based on the information provided to counsel, the re-incorporation should be treated for United States federal income tax purposes as a re-incorporation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, (1) no gain or loss will be recognized by the Company as a result of the re-incorporation; and (2) no gain or loss will be recognized by any shareholder of the Company who receives the New Company's Common Stock in exchange for the Company's Common Stock.

What are my dissenters' rights and how do I exercise them?

     The shareholders of the Company are entitled to vote on the proposed re-incorporation merger and, if they choose to dissent, have a right to receive fair value for their shares under Colorado law. The following discussion is a summary of the dissenting shareholders' rights to receive fair value for their shares under Colorado law. A copy of the statutory provisions governing the exercise of dissenters' rights is attached to this Proxy Statement as Appendix D.

     A shareholder of the Company that wishes to assert its dissenters' rights must cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated, and must not vote in favor of the proposed corporate action.

     If the re-incorporation merger is authorized, the Company shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares of stock no later than ten days after the effective date of the corporate action creating dissenters' rights. The written dissenters' notice shall state that the corporate action was authorized and state the effective date or proposed effective date of the corporate action; shall state an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited; shall inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received; shall supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made; shall set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than 30 days after the written dissenters' notice is given; and shall be accompanied by a copy of the article of Colorado law governing dissenters' rights (a copy of which is included as Appendix D).

     A shareholder of the Company that wishes to assert its dissenters' rights must deliver a payment demand to the Company and must deposit the shareholder's certificates for certificated shares. Unless the Company fails to provide notice to the shareholders of the Company of their dissenting shareholder rights or fails to pay for the shares on a timely basis, the demand for payment and deposit of certificates are irrevocable. The Company will pay, at the address shown on the Company's current record of shareholders, the amount the Company estimates to be the fair value of the dissenter's shares, plus accrued interest. The Company will, within 60 days, provide with the payment a copy of the Company's balance sheet as of the end of the most recent fiscal year and a statement of the Company's estimate of the fair value of the shares, an explanation of how interest was calculated and a statement of the dissenters' right to demand additional payment if the dissenter believes the amount paid is less than the fair value of the shares. The dissenter waives the right to demand payment unless such dissenter provides the Company notice within 30 days after the Company offered payment for the dissenter's shares.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 3

     ADDITIONAL MATTERS IN CONNECTION WITH THE RE-INCORPORATION

     If the re-incorporation is approved, apart from the matters described above, the New Board will consider effecting a reverse-stock split of the New Company's Common Stock, with a corresponding decrease in the New Company's Common Stock authorized in the New Articles and will separately consider soliciting shareholder proxies to amend the New Articles to increase the authorized number of the New Company's Common Stock that can be issued. Any such actions, if undertaken, are not part of Proposal No. 3, and a vote for Proposal No. 3 will not constitute a vote for any such action.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                AND MANAGEMENT

     The following table sets forth information regarding beneficial ownership of the Company's Common Stock and the Company's Series E Preferred Stock by (a) each director of the Company, (b) the CEO and each of the Named Executive Officers, (c) all directors and executive officers of the Company as a group and
(d) all persons known to the Company to be the beneficial owner of 5% or more of the outstanding Company's Common Stock or Company's Series E Preferred Stock. Unless otherwise noted in the footnotes following the table, (x) the information is provided as of January 31, 2001 and (y) the persons as to whom information is given have sole voting and investment power over the Company's Common Stock or Company's Series E Preferred Stock beneficially owned, as the case may be.

              (a)                         (b)                    (c)                     (d)                   (e)
                                                                                                       Percent of Company's
                                        Company's             Company's               Series E          Common Stock/(1)/
                                      Common Stock          Common Stock           Preferred Stock     Percent of Company's
       Name and Address               Beneficially          acquirable in           Beneficially       Series E Preferred
      of Beneficial Owner                Owned                 60 days                  Owned                Stock
      -------------------                -----                 -------                  -----                -----
Corporate Advisors, Inc./(2)/           33,868,929/(3)/         2,350,000/(4)/            0                35.42% / 0%
3236 Jellison Street
Wheatridge, CO 80202

Cheri L. Metzinger/(5)/                 37,721,470/(3)/         2,350,000/(4)/            0                36.89 / 0
3236 Jellison Street
Wheat Ridge, CO 80033

Triad Technologies, LLC/(6)/             7,602,583              2,580,000/(7)/          300                 9.94 / 30
3005 Anderson Drive, Suite 204
Raleigh, NC 27609

H. Glenn Bagwell, Jr./(8)/               7,602,583              3,046,000/(9)/          300                10.34 / 30
3005 Anderson Drive, Suite 204
Raleigh, NC 27609

Gemini Investments, Ltd./(10)/           9,627,881                      0                 0                 9.64 / 0
Cayman National Trust Co., Ltd.
Cayman National Building Elgin
Avenue
Grand Cayman Islands, BWI

Timothy Solomon, Managing                9,627,881                      0                 0                 9.64 / 0
Director/(11)/
Cayman National Trust Co., Ltd.
Cayman National Building Elgin
Avenue
Grand Cayman Islands, BWI

              (a)                         (b)                    (c)                     (d)                   (e)
                                                                                                       Percent of Company's
                                        Company's             Company's               Series E          Common Stock/(1)/
                                      Common Stock          Common Stock           Preferred Stock     Percent of Company's
       Name and Address               Beneficially          acquirable in           Beneficially       Series E Preferred
      of Beneficial Owner                Owned                 60 days                  Owned                Stock
      -------------------                -----                 -------                  -----                -----
Technology Investors, LLC/(12)/                  0              6,020,000/(13)/         700                 5.68 / 70
3892 Weld County Road 45
P.O. Box 388
Hudson, CO 80642

R. Mark Richards, Director/(14)/                 0              6,020,000/(13)/         700                 5.68 / 70
3892 Weld County Road 45
P.O. Box 388
Hudson, CO 80642

Paul H. Metzinger,/(15)/                37,721,470/(3)(16)/     2,350,000/(4)/            0                36.89 / 0
President, Chief Executive
Officer and Director
370 Seventeenth Street, Suite
3580
Denver, CO 80202

Kristi J. Kampmann, Secretary                    0                200,000/(17)/           0                 0.20 / 0
370 17th Street, Suite 3580
Denver, CO 80202

Charles E. Bauer, Chief                          0                100,000/(18)/           0                 0.10 / 0
Operating Officer and Director
313121 Island Drive
Evergreen, CO 80439

Kevin B. Waide,                                  0                100,000/(19)/           0                 0.10 / 0
Director
5790 Yukon Street
Arvada, CO 80002

Mallory Smith, Director/(20)/                    0                      0                 0                    0 / 0
11211 E. Arapahoe Rd., #116
Englewood, CO 80112

Directors and executive officers        37,721,470              2,750,000                 0                39.43 / 0
  as a group/(21)/
  (5 persons)

____________
/(1)/ The percentages are calculated as follows: the numerator includes all of the securities that the person has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights, and the denominator is the sum of (a) 99,891,188, which represents the total number of outstanding shares of the Company's Common Stock as of January 31, 2001, and (b) all of the securities that the person has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.

/(2)/ Corporate Advisors, Inc. is controlled by its President, Cheri L.
Metzinger.

/(3)/ Includes 33,868,929 acquired but unissued shares of the Company's Common Stock acquired by Corporate Advisors, Inc. that will be issued at such time as the Company increases its authorized capital to permit the issuance.

/(4)/ Includes Mr. Metzinger's options to purchase 650,000 shares of the Company's Common Stock exercisable at $0.50 per share that expire on September 30, 2007 and Mr. Metzinger's options to purchase 1,700,000 shares of the Company's Common Stock exercisable at $0.3750 per share that expire on September 30, 2007 held through Corporate Advisors, Inc.

/(5)/ Cheri L. Metzinger is the President of Corporate Advisors, Inc. and is the wife of Paul H. Metzinger. The shares included in columns (b), (c) and (e) also include shares of the Company's Common Stock that are beneficially owned by Cheri L. Metzinger through Corporate Advisors, Inc. and through her husband, Paul H. Metzinger.

/(6)/ H. Glenn Bagwell, Jr. is the controlling member of Triad Technologies,
LLC.

/(7)/ Includes 2,580,000 shares of the Company's Common Stock issuable upon the conversion of 300 shares of the Company's Series E Preferred Stock.

/(8)/ The shares included in columns (b) through (e) include the shares of the Company's Common Stock and Series E Preferred Stock beneficially owned by H. Glenn Bagwell, Jr. through Triad Technologies, LLC.

/(9)/ Includes 2,580,000 shares of the Company's Common Stock issuable upon the conversion of 300 shares of the Company's Series E Preferred Stock and 266,000 shares of the Company's Common Stock held by Global Public Relations Group, Inc. and a warrant held by The Hamilton Fund, LLC to purchase 200,000 shares of the Company's Common Stock exercisable at $0.15 per share, issued on December 3, 1997, expiring on December 3, 2002. Mr. Bagwell is the sole controlling member of Global Relations Group, Inc. and The Hamilton Fund, LLC.

/(10)/ Timothy Solomon is the managing director of Gemini Investments, Ltd.

/(11)/ The shares included in columns (b) and (e) includes the shares of the Company's Common Stock beneficially owned by Timothy Solomon through Gemini Investments, Ltd.

/(12)/ R. Mark Richards is the President of Technology Investors, LLC and is a director elect for Triad Technologies, LLC and Technology Investors, LLC.

/(13)/ All 6,020,000 shares of Common Stock are issuable upon conversion of the 700 shares of the Company's Series E Preferred Stock.

/(14)/ The shares included in columns (b), (d) and (e) includes the shares of the Company's Common Stock and Series E Preferred Stock beneficially owned by R. Mark Richards through Technology Investors, LLC.

/(15)/ The shares included in columns (b), (c) and (e) include the number of Shares of Corporate Advisors, Inc., controlled by his wife, Cheri L. Metzinger, as well as the number of Shares beneficially owned by Cheri L. Metzinger.

/(16)/ Includes 3,852,541 shares of the Company's Common Stock held by Cheri L. Metzinger.

/(17)/ Includes options to purchase 50,000 shares of the Company's Common Stock exercisable at $0.3750 per share, issued on September 30, 1997, expiring on September 30, 2007 and options to purchase 150,000 shares of the Company's Common Stock exercisable at $0.05 per share issued on June 1, 1998, expiring on June 1, 2008.

/(18)/ Includes options to purchase to purchase 100,000 shares of the Company's Common Stock, exercisable at $0.3750 per share, issued on September 30, 1997, expiring on September 30, 2007.

/(19)/ Includes options to purchase 100,000 shares of the Company's Common Stock exercisable at $0.10 per share, issued on February 6, 1998, expiring on February 6, 2008.

/(20)/ Mallory Smith is the director elect for Triad Technologies, LLC and Technology Investors, LLC.

/(21)/ The shares in columns (b), (c) and (e) include the shares of Mr. Metzinger held through Mr Metzinger's wife, Cheri L. Metzinger and through Corporate Advisors, Inc.

                            SOLICITATION OF PROXIES

     This solicitation is being made by mail on behalf of the Board, but may also be made without additional remuneration by officers or employees of the Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of this Proxy Statement and the enclosed form of Proxy and Notice of Special Meeting, and any additional material relating to the Meeting which may be furnished to shareholders by the Board subsequent to the furnishing of this Proxy Statement, has been or will be borne by the Company. The Company will reimburse banks and brokers who hold the Company's Stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold those Company's Stock. To obtain the necessary representation of shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers. It is anticipated that the cost of any other supplementary solicitations, if any, will not be material.

                                 ANNUAL REPORT

     The Company has mailed with this proxy solicitation material the Company's Annual Report on Form 10-KSB for the year ended September 30, 2000, including financial statements and financial statement schedules, as filed with the Securities and Exchange Commission.

               SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

     Shareholders are entitled to present proposals for action at shareholders' meetings if they comply with the requirements of the proxy rules. In connection with this Special Meeting, no shareholder proposals were presented. We did not have an annual shareholders meeting in the year 2001. As a result, any proposals intended to be presented at the next annual meeting of shareholders must be received at the Company's offices a reasonable time before the Company begins to print and mail its proxy materials for that meeting, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting. If a shareholder fails to submit the proposal by such date, the Company will not be required to provide any information about the nature of the proposal in its proxy statement, and the proposal will not be considered at that meeting of shareholders.

     Proposals should be sent to Paul H. Metzinger, President, at 370 Seventeenth Street, Ste. 3580, Denver, Colorado 80202.

                                 OTHER MATTERS

     The Board is not aware of any matters to come before the Meeting, other than those specified in the Notice of Special Meeting. However, if any other matter requiring a vote of the shareholders should arise at the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their best judgment.

                      VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Company whether other persons are the beneficial owners of the Company's Stock for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Company's Stock.

     It is important that proxies be returned promptly. Shareholders, whether or not they expect to attend the meeting in person, are urged to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. By returning your proxy card promptly you can held the Company avoid the expense of follow-up mailings to ensure a quorum so that the meeting can be held. Shareholders who attend the meeting may revoke a prior proxy and vote their proxy in person as set forth in this proxy statement.

                                    By Order of the Board of Directors

                                    /s/  Kristi J. Kampmann
                                    -----------------------
                                    Kristi J. Kampmann,
                                    Secretary

Denver, Colorado
March 26, 2001

                         PROXY/VOTING INSTRUCTION CARD

                             INTERCELL CORPORATION
                      c/o Corporate Stock Transfer, Inc.,
                   3200 South Cherry Creek Drive, Suite 403
                            Denver, Colorado 80209

                       SPECIAL MEETING DATE May 14, 2001
          THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF
                                   DIRECTORS

The undersigned shareholder of Intercell Corporation (the "Company"), a Colorado corporation, hereby constitutes and appoints Paul H. Metzinger and Kevin B. Waide, and each of them, proxies, with full power of substitution, for and on behalf of the undersigned to vote, as designated below, according to the number of shares of the Company's no par value common stock held of record by the undersigned on March 20, 2001, and as fully as the undersigned would be entitled to vote if personally present, at the Special Meeting of Shareholders to be held at the Vail Room of the Adams Mark Hotel, 550 Court Place, Denver, Colorado on May 14, 2001 at 3:00 p.m. local time, and at any postponements or adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF PROPERLY EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF ALL LISTED NOMINEES TO THE BOARD OF DIRECTORS AND FOR EACH OF THE OTHER ITEMS SET FORTH ON THE PROXY.

Please mark boxes [X] in ink. Sign, date and return this Proxy promptly, using the enclosed envelope.

1.   Election of Directors.

     [ ] FOR ALL NOMINEES LISTED BELOW         [ ]  WITHHOLD AUTHORITY
(except as marked to the contrary below)       to vote all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------

Paul H. Metzinger, Charles E. Bauer, Ph.D., Kevin B. Waide, R. Mark Richards and Mallory Smith.

2. Proposal to ratify the selection of Gelfond, Hochstadt and Pangburn, P.C. as the Company's independent auditors for the fiscal year ending September 30, 2001.

          [  ]  FOR                [  ]  AGAINST        [  ]  ABSTAIN

3. Proposal to consider changing the state of incorporation of the Company from Colorado to Nevada.

          [  ]  FOR                [  ]  AGAINST        [  ]  ABSTAIN

4. In the discretion of such proxy holders, upon such other business as may properly come before the Meeting or any and all postponements or adjournments thereof.

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders, dated March 26, 2001 and the Proxy Statement furnished therewith.

                              Dated _______________________________ 2001


                              __________________________________________
                              Authorized Signature


                              __________________________________________
                              Title


                              __________________________________________
                              Authorized Signature


                              __________________________________________
                              Title

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate when signing.

TO SAVE THE COMPANY ADDITIONAL VOTE SOLICITATION EXPENSES, PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.

NON-VOTING INSTRUCTIONS

     [ ] SPECIAL MEETING. Please check here to indicate that you plan to attend the Special Meeting of Shareholders on May 14, 2001.

                                  APPENDIX A

                           CERTIFICATE OF CORRECTION

                                      OF

                      INTERCELL INTERNATIONAL CORPORATION

     The following Certificate of Correction of Intercell International Corporation was adopted in accordance with Section 78.0295 of the Nevada Revised Statutes.

     First. The name of the corporation is Intercell International Corporation (the "Corporation").

     Second. The Certificate corrects the Articles of Incorporation of the Corporation that were filed with the Secretary of State of Nevada on May 5, 2000 (the "Articles of Incorporation").

     Third. As a result of a clerical error, the second sentence of Article IV(a) of the Articles of Incorporation incorrectly states the par value of the Corporation's shares of common stock and preferred stock as follows:

     "The first is a class of common stock, no par value per share, and the second is a class of preferred stock, also no par value per share."

     Fourth. The second sentence of Article IV(a) of the Articles of Incorporation is hereby corrected to read as follows:

     "The first is a class of common stock, $.001 par value, and the second is a class of preferred stock, $.001 par value."

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Correction as of the 26th day of May 2000.

                                   INTERCELL INTERNATIONAL CORPORATION


                                   /s/  Paul H. Metzinger
                                   --------------------------------
                                   Paul H. Metzinger, President

                           ARTICLES OF INCORPORATION

                                      OF

                      INTERCELL INTERNATIONAL CORPORATION

     The undersigned, acting as incorporator of Intercell International Corporation, under Title 7, Chapter 78 of the Nevada Revised Statutes, adopts the following Articles of Incorporation.

                                   Article I


                               NAME AND ADDRESS

     The name of the corporation shall be: Intercell International Corporation. The mailing address of the corporation shall be 370 17/th/ Street, Suite 3580, Denver, CO 80202.

                                  ARTICLE II


                               PERIOD OF DURATION

     This corporation shall exist in perpetuity, from and after the date of filing these Articles of Incorporation with the Secretary of State of the State of Nevada unless dissolved according to law.

                                  ARTICLE III


                              OBJECTS AND PURPOSES

     The objects and purposes for which the said corporation is organized and the nature of the business to be carried on by it are to engage in any lawful business or activities under the laws of the State of Nevada; and to have and exercise all of the powers and rights conferred by the laws of the State of Nevada upon corporations formed under such laws.

                                  ARTICLE IV


                              AUTHORIZED CAPITAL

     The authorized capitalization of the Corporation is as follows:

     (a)  Classes of Shares.  The proprietary interest of the Corporation shall
          -----------------
be divided into two classes of stock, which are collectively referred to herein as "Shares." The first is a class of common stock, no par value per share, and the second is a class of preferred stock, also no par value per share. An individual share within the respective classes of stock shall be referred to appropriately as either a "Common Share" or a "Preferred Share." The Corporation has the authority to issue 100,000,000 Common Shares and 10,000,000 Preferred Shares.

     (b)  Authorization to Issue Shares.  Shares may be issued from time to
          -----------------------------
time for such consideration in money or property (tangible or intangible) or labor or services actually performed as the board of directors of the Corporation (the "Board of Directors") may determine in their sole judgment and without the necessity of action by the holders of Shares. The authority of the Corporation to issue Shares may also be limited by resolution of the Board of Directors. Common Shares may not be issued in series. Shares may not be issued until paid for and, when issued, are nonassessable. Fractional Shares may not be issued by the Corporation and, in the event fractional shares are or may become outstanding, the Corporation shall redeem said shares at the then market price.

     (c)  Preferred Shares.  The designation, preferences, relative rights, and
          -----------------
limitations of Preferred Shares are as follows:

          (i)  Issuance in Series.  The Board of Directors is authorized to act
               -------------------
     by resolution, subject to limitations prescribed by the laws of the Sate of Nevada, the Articles of Incorporation, the Bylaws of the Corporation (the "Bylaws"), and previous resolutions by the Board of Directors limiting this authorization, to provide for the issuance of Preferred Shares in series. To exercise this authority the Board of Directors must first designate the series so established, and, secondly, fix and determine the relative rights, preferences, and limitations of the Preferred Shares in the series established to the extent not fixed and determined by these Articles of Incorporation. The extent of this authority, with respect to each series established, is to be determined by reference to the laws of the State of Nevada. Without limiting the generality of the foregoing, this authority includes fixing and determining the following:

               (A) the number of Preferred Shares which may be issued under the series established, and the designation of such series, each of which can be subsequently changed at any time by the Board of Directors;

               (B) the rate of dividend on Preferred Shares of that series, if any, the time of payment of dividends, whether dividends shall be cumulative, and, if cumulative, the date from which dividends shall begin accruing;

               (C) whether Preferred Shares of that series may be redeemed, and, if redeemable, the redemption price, terms, and conditions of redemption;

               (D) whether to establish a sinking fund or make other provisions for the redemption or purchase of Preferred Shares of that series;

               (E) the amount payable per Preferred Share of that series in the event of the dissolution, liquidation, or winding up of the Corporation, whether voluntarily or involuntarily;

               (F)  voting powers, if any, of the series; and

               (G) whether the series shall have conversion privileges, and, if convertible, the terms and conditions upon which Preferred Shares of that series shall be convertible, including, without limitation, the provision, if any, for adjustment of the conversion rate and the payment of additional amounts by holders of such shares upon the exercise of this privilege.

     All Preferred Shares shall be identical to each other in all respects, except as those relative rights, preferences, and limitations established by the Board of Directors pursuant to its authority as determined by reference to the Nevada Corporation Code and as established in Section
     (c)(i)(A) through (c)(i)(G), inclusive, as to which there may be variations between series.

          (ii) Dividend Rights.  The holders of Preferred Shares are entitled to
               ----------------
     receive when, as, and if declared by the Board of Directors in its sole discretion, but only out of funds available therefor under the laws of the State of Nevada, cumulative, partially cumulative, and non-cumulative dividends, as the case may be. Dividends may be paid in such cash, property, or Preferred Shares of the same series (including Preferred Shares of the same series held as treasury Preferred Shares) as the Board of Directors in its sole discretion may determine upon the date fixed and at the intervals determined by the Board of Directors. Dividends will accrue, if cumulative or partially cumulative, whether or not earned or declared from the date or dates determined by the Board of Directors. Full dividends on the Preferred Shares of all series for all past periods and for the then current period must be paid, or declared and a sum sufficient for such payment be set apart, before any dividends may be declared or paid upon or set apart for, or before any other distribution may be declared or made in respect of, the Common Shares. Accruals of dividends shall not bear interest.

               As long as Preferred Shares are outstanding, the Corporation shall not declare, set apart for payment, pay any dividends (other than dividends payable in Common Shares), make any distribution on any Common Shares, redeem, purchase or to otherwise acquire, or permit any subsidiary to purchase, or otherwise acquire any Common Shares if at the time of making such declaration, payment, distribution, redemption, purchase, or acquisition the Corporation is in default with respect to any dividend payable on, or any obligation to redeem or retire, Preferred Shares. Notwithstanding the foregoing, however, the Corporation may at any time (i) redeem, purchase, or otherwise acquire Common Shares in exchange for, or out of the net cash proceeds from the sale of Common Shares and (ii) acquire Common Shares that are held by firms or corporations acquired by the Corporation, whether by merger, consolidation, purchase of assets, exchange of securities, or otherwise.

               (iii)  Redemption.  On the sole authority and option of the Board
                      -----------
     of Directors the Corporation may redeem all or any part of any series of Preferred Shares outstanding upon the terms (including redemption price) and conditions, in the manner, and upon such notice as is determined by the Board of Directors. No redemption may be made, however, until all dividends accrued to the redemption date on all series of Preferred Shares have been paid, or until declared and a sum sufficient in amount set aside for such payment. If less than all the Preferred Shares of a series are to be redeemed on any one date set for redemption, the shares designated for redemption may be in such amount and determined by such method, whether by lot, pro rata or otherwise, and subject to such other provisions as the Board of Directors may from time to time determine in its sole discretion.

               Preferred Shares of any series which have been redeemed (whether by sinking fund or otherwise) shall have the status of authorized and unissued Preferred Shares, unless the Board of Directors in its sole discretion cancels such shares. Preferred Shares which have been redeemed, unless canceled, may be reissued as a part of the series of which they were originally a part, or may be reclassified and reissued as part of a new series of Preferred Shares created by resolution of the Board of Directors or as part of any other series of Preferred Shares.

               (iv) Liquidation Rights.  In the event of any liquidation,
                    -------------------
     dissolution, or winding up of the Corporation, whether voluntarily or involuntarily, which results in any distribution of the assets of the Corporation to its Shareholders, the holders of Preferred Shares then outstanding shall be entitled to an amount per share equal to that amount fixed by the Board of Directors upon the initial issuance of the Preferred Share of the series of which the Preferred Shares in question are a part before any distribution of the assets of the Corporation may be made to or set apart for the holders of Common Shares.

               If assets of the Corporation distributable to the holders of Preferred Shares are insufficient for the payment to them of the full preferential amount described above, such assets shall be distributed ratably among the holders of the Preferred Shares of all series in accordance with the amounts which would be payable on such distribution if all sums payable were discharged in full unless the Board of Directors upon the initial issuance of any series of Preferred Shares has provided otherwise. After payment in full of the preferential amounts required to be paid to the holders of the Preferred Shares than outstanding, the holders of Common Shares shall be entitled, to the exclusion of the holders of Preferred Shares, to share in all remaining assets of the Corporation in accordance with their respective interests unless the Board of Directors upon the initial issuance of any series of Preferred Shares, or otherwise, has provided otherwise.

               For purposes of this article and any statement filed pursuant to law setting forth the designation, description, and term of any series of Preferred Shares the voluntary sale, lease, exchange, or transfer (for cash, securities or other consideration) of all or substantially all of the property or assets of the Corporation to, or its consolidation or merger with, any other corporation or corporations shall not be deemed to be a liquidation, dissolution, or winding up of the Corporation, voluntarily or involuntarily.

               (v) Voting Rights.  Except as otherwise provided by the laws of
                   --------------
     the State of Nevada or Section (c)(i)(F) of these Articles of Incorporation, the holders of Preferred Shares of all series shall not have the right to vote at any meeting of Shareholders in respect to any matter upon which the vote of Shareholders is required.

               Except as otherwise provided by the laws of the State of Nevada, these Articles of Incorporation, the Bylaws, or the Board of Directors acting pursuant to the authority set forth in Section (c)(i) and for so long as any Preferred Shares are outstanding, the Corporation shall not:

                    (A) without the affirmative vote or written consent of the holders of at least 50% of the then outstanding voting power of the Preferred Shares voting separately by class without regard to series (a) create any class of stock ranking prior to the Preferred Shares as to dividends or liquidation, (b) increase the authorized number of shares of any such class of stock, or (c) alter or change any of the provisions hereof so as to adversely affect the preferences or the special rights or powers given to the Preferred Shares; or

                    (B) without the affirmative vote or written consent of the holders of at least 50% of the then outstanding voting power of all series of Preferred Shares voting separately as a series, alter or change any of the provisions hereof or in the resolution adopted by the Board of Directors providing for the issuance of a series, if such series has been issued and Preferred Shares of that series are then outstanding, so as to adversely affect the preferences, special rights, or powers to such series.

               (vi) Conversion Rights.  The holders of Preferred Shares shall
                    ------------------
          have such rights as are set forth by the Board of Directors in its resolution authorizing the issuance of the series of which such Preferred Shares are a part to convert their shares into any other class or series of Shares at such price or prices or at such rates of exchange and with such adjustments as shall be determined by the Board of Directors. Preferred Shares so converted shall have the status of authorized and unissued Preferred Shares and may be reissued as part of the series of which they were originally a part, or may be reclassified and reissued as part of a new series of Preferred Shares to be created by resolution of the Board of Directors or as part of any other series of Preferred Shares.

          (d) General Provisions.  Subject to the foregoing provisions,
              -------------------
dividends, whether in cash, Shares or otherwise, as may be determined by the Board of Directors in its sole discretion may be declared and paid on the Common Shares from time to time in accordance with the laws of the State of Nevada;

however, Preferred Shares shall not be entitled to participate in any such dividends whether payable in cash, Shares, or otherwise.

          (e)  Voting.  Each record holder of Common Shares (and to the extent,
               -------
if any, provided by the laws of the State of Nevada or by the Board of Directors acting pursuant to the authority set forth in Section (c)(i)(F) of these Articles of Incorporation each record holder of Preferred Shares) shall have one vote on each matter submitted to a vote for each Share standing in his name on the books of the Corporation. Unless otherwise required under the laws of the State of Nevada, these Articles of Incorporation, the Bylaws, or the resolution of the Board of Directors creating any series of Preferred Shares, no matter submitted to a Shareholder vote shall require the approval of a class or series of Shares; for voting purposes, all Shares shall make up a single class.

          (f)  Quorum.  At all meetings of Shareholders, one-third (1/3) of the
               -------
voting power entitled to vote at such meeting, whether represented in person or by proxy, shall constitute a quorum and at any meeting at which a quorum is present the affirmative vote of a majority of the voting power represented at such meeting and entitled to vote on the subject matter shall be the act of the Shareholders.

          (g)  Distributions to Shareholders.  Distributions to liquidate,
               ------------------------------
dissolve, or wind up the Corporation may be made, after paying or adequately providing for the payment of all the debts and liabilities of the Corporation, from the assets of the Corporation to the holders of Shares in the order of priority established by the laws of the State of Nevada, these Articles of Incorporation, the Bylaws, and the resolutions of the Board of Directors in providing for the issuance of Shares by class or series. In addition, the Board of Directors may from time to time distribute to the holders of Shares in partial liquidation out of either capital or capital surplus of the Corporation a portion of the assets of the Corporation in cash or property, subject to any limitations imposed by the laws of the State of Nevada, these Articles of Incorporation, the Bylaws, and any resolution of the Board of Directors in providing for the issuance of Shares by class or series. Further, dividends in cash, property, or Shares may be paid, as, when, and if declared by the Board of Directors in its sole discretion out of funds of the Corporation to the extent and in the manner prescribed by the laws of the State of Nevada, these Articles of Incorporation, the Bylaws, and the resolutions of the Board of Directors in providing for the issuance of Shares by class or series.

          (h)  Stock Rights and Options.  The Corporation is authorized to
               -------------------------
create and issue, whether or not in connection with the issuance and sale of any of the Shares or other securities of the Corporation, rights or options entitling the holders thereof to purchase Shares or other securities from the Corporation. These rights and options shall be evidenced in such manner as the Board of Directors approves and must set forth the terms upon which, the time within which, the Shares and the number of Shares acquirable, and the price at which the options or rights may be exercised.

                                   ARTICLE  V


               INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS

     This Corporation shall indemnify each director, officer, and any employee, fiduciary or agent of the corporation, his heirs, executors and administrators, against expenses reasonably incurred or any amounts paid by him in connection with any action, suit or proceeding to which he may be made a party by reason of his being or having been a director, officer, employee, fiduciary or agent of the corporation to the full extent permitted by the laws of the State of Nevada now existing or as such laws may hereafter be amended.

                                  ARTICLE VI


                              SHAREHOLDER VOTING

     One-third of the voting power, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders.

     When, with respect to any action to be taken by shareholders of this Corporation, the laws of the State of Nevada require the vote or concurrence of the holders of two-thirds of the outstanding voting power, of the Shares entitled to vote thereon, or of any class or series, such action may be taken by the vote or concurrence of a majority of such voting power or class or series thereof.

                                  ARTICLE VII


                                  AMENDMENTS

     The corporation reserves the right to amend, alter, change, or repeal any provision in these Articles of Incorporation in the manner prescribed by law, and all rights conferred on shareholders are subject to this reservation.

                                  ARTICLE VIII


                      INITIAL REGISTERED OFFICE AND AGENT

     The street address of the initial registered office of the corporation is The Corporation Trust Company of Nevada, 6100 Neil Road, Suite 500, Reno, Nevada 89511, and the name of the corporation's initial registered agent at that address is The Corporation Trust Company of Nevada.

                                  ARTICLE IX


                          INITIAL BOARD OF DIRECTORS

     The number of directors of the corporation shall be fixed by the bylaws of the corporation except the initial board of directors of the corporation shall consist of five directors. The names and addresses of the persons who shall serve as directors until the first annual meeting of shareholders or until their successors are elected and shall qualify are as follows:

              Name                                       Address

Paul H. Metzinger                         370 17/th/ Street, Suite 3580
                                          Denver, CO 80202

Charles E. Bauer, Ph.D.                   31321 Island Drive
                                          Evergreen, CO 80439

Kevin B. Waide                            5790 Yukon Street
                                          Arvada, CO 80002

R. Mark Richards                          3892 Weld County Road 45
                                          P.O. Box 388, Hudson, CO 80642

Mallory Smith                             11211 E. Arapahoe Rd., #116
                                          Englewood, CO 80112

                                   ARTICLE X


                                 INCORPORATOR

     The name and address of the incorporator is as follows:

              Name                                       Address

Paul H. Metzinger                         370 17/th/ Street, Suite 3580
                                          Denver, CO 80202

                                  ARTICLE XI

                       LIMITATION OF DIRECTOR LIABILITY

     No director shall be personally liable to this Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or (ii) the payment of unlawful distributions in violation of
Section 78.300 of the Nevada Statutes.  No amendment to or repeal of this
Article XI shall apply to or have any effect on the liability or alleged liability of any director of this Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

                                  ARTICLE XII


                                    BYLAWS

     The power to adopt, alter, amend, or repeal bylaws shall be vested in the board of directors and the shareholders, and that the board of directors may not amend or repeal any bylaw adopted by the shareholders if the shareholders specifically provide that the bylaw is not subject to amendment or repeal by the directors.


                           [Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned incorporator, for the purpose of forming a corporation under the laws of the State of Nevada, has executed these Articles of Incorporation this 2nd day of May 2000.



                              /s/  Paul H. Metzinger
                              ---------------------------------------
                              Paul H. Metzinger, Incorporator


STATE OF COLORADO
CITY AND
COUNTY OF DENVER

     I, the undersigned, a Notary Public, hereby certify that on the 2nd day of May 2000, personally appeared before me, Paul H. Metzinger who, being by me first duly sworn, declared that he is the person who signed the foregoing document as incorporator and that the statements therein contained are true.

                              /s/ Jenifer Wech
                              -----------------------------------
                              Notary Public

My Commission Expires:

11-25-03
------------------------------

     CERTIFICATE DESIGNATING PLACE OF BUSINESS OR DOMICILE FOR THE SERVICE OF PROCESS WITHIN THIS STATE, NAMING AGENT UPON WHOM PROCESS MAY BE SERVED.

     Pursuant to Title 7, Chapter 28 of the Nevada Revised Statutes, the following is submitted:

     That Intercell International Corporation desiring to organize under the laws of the State of Nevada with its initial registered office, as indicated in its Articles of Incorporation, at c/o The Corporation Trust Company of Nevada, 6100 Neil Road, Suite 500, Reno, Nevada 89511, has named The Corporation Trust Company of Nevada as its agent to accept service of process within this state.

     ACKNOWLEDGMENT:

     Having been named to accept service of process for the corporation named above, at the place designated in this certificate, I agree to act in that capacity, to comply with the provisions of Title 7, Chapter 28 of the Nevada Revised Statutes, and am familiar with, and accept, the obligations of that position.

                              THE CORPORATION TRUST COMPANY OF NEVADA

                              By_______________________________________________
                              Name ____________________________________________
                              Title ___________________________________________

                                  APPENDIX B

                                    BYLAWS

                                      OF

                      INTERCELL INTERNATIONAL CORPORATION


                                   ARTICLE I


                      Principal Office and Corporate Seal

     Section 1. The principal office and place of business of the business of the Corporation in the State of Colorado shall be at 370 17/th/ Street, Suite 3580, Denver, CO 80202. Other offices and places of business may be established from time to time by resolution of the board of directors or as the business of the Corporation may require.

     Section 2. The seal of the Corporation shall have inscribed thereon the name of the Corporation and shall be in such form as may be approved by the board of directors, which shall have power to alter the same at pleasure. The Corporation may use the seal by causing it, or a facsimile thereof, to be impressed or affixed or in any other manner reproduced.

                                  ARTICLE II


                          Shares and Transfer Thereof

     Section 1. The shares of this Corporation shall be represented by certificates signed by the president or a vice president and the secretary or an assistant secretary of the Corporation, and may be sealed with the seal of the Corporation or a facsimile thereof. The signatures of the president or vice president and the secretary or assistant secretary upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent, or registrar, other than the Corporation itself or an employee of the Corporation. In case any officer who has signed a certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

     Section 2. No new certificates evidencing shares shall be issued unless and until the old certificate or certificates, in lieu of which the new certificate is issued, shall be surrendered for cancellation, except as provided in Section 3 of this Article II.

     Section 3. In case of loss or destruction of any certificate of shares, another certificate may be issued in its place upon satisfactory proof of such loss or destruction and, at the discretion of the corporation, upon giving to the Corporation a satisfactory bond of indemnity issued by a corporate surety in an amount and for a period satisfactory to the board of directors.

     Section 4. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders, or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the board of directors may provide that the stock transfer books shall be closed for a stated period, but not to exceed 60 days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of, or to vote at a meeting of shareholders, such books shall be closed for at least ten days immediately preceding such meeting. In lieu of closing the stock transfer books, the board of directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than 60 days and, in case of a meeting of shareholders, not less than ten days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the board of directors does not order the stock transfer books closed, or fix in advance a record date, as above provided, then the record date for the determination of shareholders entitled to notice of, or to vote at any meeting of shareholders entitled to notice of, or to vote at any meeting of shareholders, or any adjournment thereof, or entitled to receive payment of any dividend, or for the determination of shareholders for any proper purpose shall be 30 days prior to the date on which the particular action requiring such determination of shareholders is to be taken.

                                  ARTICLE III


                       Shareholders and Meetings Thereof

     Section 1. Only shareholders of record on the books of the Corporation shall be entitled to be treated by the Corporation as holders in fact of the shares standing in their respective names, and the Corporation shall not be bound to recognize any equitable or other claim to, or interest in, any shares on the part of any other person, firm or corporation, whether or not it shall have express or other notice thereof, except as expressly provided by the laws of Nevada.

     Section 2. Meetings of shareholders shall be held at such locations as determined by the Corporation's board of directors.

     Section 3. In the absence of a resolution of the board of directors providing otherwise, the annual meeting of shareholders of the Corporation for the election of directors, and for the transaction of such other business as may properly come before the meeting, shall be held on the last Thursday of February in each year, if the same be not a legal holiday, and if a legal holiday, then on the next succeeding business day.

     Section 4. Special meetings of shareholders may be called by the president (or in his absence by a vice president).

     Section 5. Written or printed notice stating the place, day and hour of the shareholders' meeting, and in case of a special meeting of shareholders, the purpose or purposes for which the meeting is called, shall be delivered not less than ten days nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the president, the secretary, the board of directors, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid. Failure to deliver such notice or obtain a waiver thereof shall not cause the meeting to be void, but it shall be adjourned by the shareholders present for a period not to exceed 60 days until any deficiency in notice or waiver shall be supplied.

     Section 6. The officer or agent having charge of the stock transfer books for shares of this Corporation shall make, at least ten days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten days prior to such meeting, shall be kept on file at the principal office of the Corporation, whether within or outside Nevada, and shall be subject to inspection by any shareholder at any time during usual business hours.

Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders.

     Section 7. A quorum at any meeting of shareholders shall consist of one-third of the voting power of the Corporation, represented in person or by proxy. If a quorum is present, the affirmative vote of a majority of the voting power represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by law, the articles of incorporation or these bylaws.

     Section 8. A shareholder may vote either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney in fact. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

                                  ARTICLE IV


                        Directors, Powers and Meetings

     Section 1. The business and affairs of the Corporation shall be managed by a board of not less than one director and directors need not be shareholders of the Corporation or residents of the State of Nevada and shall be elected at the annual meeting of shareholders or some adjournment thereof. Directors shall hold office until the next succeeding annual meeting of shareholders or until their successors shall have been elected and shall qualify.

     Section 2. The annual meeting of the board of directors shall be held at the same place as, and immediately after, the annual meeting of shareholders, and no notice shall be required in connection therewith. The annual meeting of the board of directors shall be for the purpose of electing officers and the transaction of such other business as may come before the meeting.

     Section 3. Special meetings of the board of directors may be called at any time by the president (or in his absence by a vice president), or by any director, and may be held within or outside the State of Nevada at such time and place as the notice or waiver thereof may specify. Notice of such meetings shall be mailed or telegraphed to the last known address of each director at least five days, or shall be given to a director in person or by telephone at least forty-eight hours, prior to the date or time fixed for the meeting. Special meetings of the board of directors may be held at any time that all directors are present in person or by means of a telephone conference or similar method of communication by which all persons participating in the meeting can hear each other, except as otherwise provided by law. Unless specifically required by law, the articles of incorporation or these bylaws, neither the business to be transacted at, nor the purpose of, any meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

     Section 4. A quorum at all meetings of the board of directors shall consist of a majority of the number of directors then holding office, but a smaller number may adjourn from time to time without further notice, until a quorum be secured. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, unless the act of a greater number is required by articles of incorporation of these bylaws.

     Section 5. Any vacancy occurring in the board of directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the board of directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, and shall hold such office until his successor is duly elected and shall qualify. Any directorship to be filled by reason of an increase in the number of directors shall be filled by the affirmative vote of a majority of the directors then in office or by an election at an annual meeting, or at a special meeting of shareholders called for that purpose. A director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next annual meeting of shareholders and until his successor shall have been elected and shall qualify.

     Section 6. Directors may receive such fees as may be established by appropriate resolution of the board of directors for attendance at meetings of the board, and in addition thereto, shall receive reasonable traveling expenses, if any are required, for attendance at such meetings.

     Section 7. The board of directors may by resolution designate two or more directors to constitute an executive committee which shall have and may exercise such authority in the management of the Corporation as shall be provided in such resolution.

     Section 8. The shareholders may, at a meeting called for the express purpose of removing directors, by the concurrence of two-thirds of the voting power of the Corporation, remove the entire board of directors or any lesser number, with or without cause.

                                   ARTICLE V


                                   Officers

     Section 1. The elective officers of the Corporation shall be a president, one or more vice presidents, a secretary and a treasurer, who shall be elected by the board of directors at its first meeting after each annual meeting of shareholders. Unless removed in accordance with procedures established by law and these bylaws, the said officers shall serve until the next succeeding annual meeting of the board of directors and until their respective successors are elected and shall qualify.

     Section 2. The board may elect or appoint such other officers and agents as it may deem advisable, who shall hold office at the pleasure of the board, and shall be paid such compensation as may be directed by the board.

     Section 3. The officers of the Corporation shall respectively exercise and perform the respective powers, duties and functions as are stated below, and as may be assigned to the officers by the board of directors.

          (a) The president shall be the chief executive officer of the Corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and officers of the Corporation. He shall preside at all meetings of the shareholders and of the board of directors. The president or a vice president, unless some other person is specifically authorized by the board of directors, shall sign all stock certificates, bonds, deeds, mortgages, leases and contracts of the Corporation. The president shall perform all the duties commonly incident to his office and such other duties as the board of directors shall designate.

          (b) In absence or disability of the president, the vice president or vice presidents, in order of their rank as fixed by the board of directors, and if not ranked, the vice presidents in the order designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions on the president. Each vice president shall have such other powers and perform such other duties as may from time to time be assigned to him by the president.

          (c) The secretary shall keep accurate minutes of all meetings of the shareholders and the board of directors. The secretary shall keep, or cause to be kept a register of the shareholders of the Corporation and shall be responsible for the giving of notice of meetings of the shareholders or the board of directors. The secretary shall be custodian of the records and of the seal of the Corporation and shall attest the affixing of the seal of the Corporation when so authorized. The secretary shall perform all duties commonly incident to the office and such other duties as may from time to time be assigned by the president.

          (d) An assistant secretary may, at the request of the secretary, or in the absence or disability of the secretary, perform all of the duties of the secretary. The assistant secretary shall perform such other duties as may be assigned by the president or by the secretary.

          (e) The treasurer, subject to the order of the board of directors, shall have the care and custody of the money, funds, valuable papers and documents of the Corporation. The treasurer shall keep accurate books of accounts of the Corporation's transactions, which shall be the property of the Corporation, and shall render financial reports and statements of condition of the Corporation when so requested by the board of directors or president. The treasurer shall perform all duties commonly incident to the office and such other duties as may from time to time be assigned by the president.

          (f) An assistant treasurer may, at the request of the treasurer, or in the absence or disability of the treasurer, perform all the duties of the treasurer. The assistant treasurer shall perform such other duties as may be assigned by the president or by the treasurer.

     Section 4. All officers of the Corporation may receive salaries or other compensation if so ordered and fixed by the board of directors. The board shall have authority to fix salaries in advance for stated periods or render the same retroactive as the board may deem advisable.

     Section 5. In the event of absence or inability of any officer to act, the board of directors may delegate the powers or duties of such officer to any other officer, director or person whom it may select.

     Section 6. Any officer or agent may be removed by the board of directors or by the executive committee, if any, whenever in its judgment the best interest of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not, of itself, create contract rights.

                                  ARTICLE VI


                                    Finance

     Section 1. The board of directors, in its uncontrolled discretion, may set aside from time to time, out of the net profits or earned surplus of the Corporation, such sum or sums as it deems expedient as a reserve fund to meet contingencies, for equalizing dividends, for maintaining any property of the Corporation, and for any other purpose.

     Section 2. The moneys of the Corporation shall be deposited in the name of the Corporation in such bank or banks or trust company or trust companies, as the board of directors shall designate, and may be drawn out only on checks signed in the name of the Corporation by such person or persons as the board of directors by appropriate resolution may direct. Notes and commercial paper, when authorized by the board, shall be signed in the name of the Corporation by such officer or officers or agent or agents as shall thereunto be authorized from time to time.

       Section 3. The fiscal year of the Corporation shall be determined by resolution of the board of directors.

                                  ARTICLE VII


                               Waiver of Notice

     With any notices required by law or under these bylaws to be given to any shareholder or director of the Corporation, a waiver thereof in writing signed by the person entitled to such notice, whether before, at, or after the item stated therein shall be the equivalent to the giving of such notice.

                                 ARTICLE VIII


                           Action Without a Meeting

     Any action required to be taken at a meeting of the directors, executive committee members or shareholders of this Corporation, or any action which may be taken at a meeting of directors, executive committee members, or shareholders, may be without a meeting if a consent in writing, setting forth the action so taken is signed by all directors or executive committee members, or the minimum number of shareholders as is required by the laws of the State of Nevada, depending on the subject matter thereof. Notice of such action shall be provided according to statute.

                                  ARTICLE IX


               Indemnification of Directors, Officers and Others

     Section 1. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or complete action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorney's fees, judgments fines and amounts paid in settlement actually and reasonably incurred in connection with the action, suit or proceeding if he acted in good faith and in a manner which is reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not of
                              ---------------
itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     Section 2. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

     Section 3. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 and 2 of this Article IX, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorneys' fees actually and reasonably incurred by him in connection therewith.

     Section 4. Any indemnification under Sections 1 and 2 of this Article IX (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the officer, director, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article
IX. Such determination shall be made (a) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the affirmative vote of the holders of a majority of the voting power of stock entitled to vote and represented at a meeting called for such purpose.

     Section 5. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the board of directors as provided in Section 4 of this Article IX upon receipt of any undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation as authorized in this Article IX.

     Section 6. The board of directors may exercise the Corporation's power to purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability hereunder or otherwise.

          (a) The other financial arrangements referred to under this Section may include: (i) the creation of a trust fund; (ii) the establishment of a program of self-insurance; (iii) the securing of its obligation of indemnification by granting a security interest or other lien on any assets of the Corporation; or (iv) the establishment of a letter of credit, guaranty or surety.

          (b) No financial arrangement made pursuant to this Section may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, except with respect to the advancement of expenses or indemnification ordered by a court.

          (c) Any insurance or other financial arrangement made on behalf of a person pursuant to this Section may be provided by the Corporation or any other person approved by the board of directors, even if all or part of the other person's stock or other securities is owned by the corporation.

          (d) In the absence of fraud, (i) the decision of the board of directors as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Section and the choice of the person to provide the insurance or other financial arrangement is conclusive; and (ii) the insurance or other financial arrangement is not valid or voidable; and does not subject any director approving it to personal liability for his action, even if a director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.

     Section 7. The indemnification provided by this Article IX shall not be deemed exclusive of any other rights or limitations to which those seeking indemnification may be entitled or limited under the Articles of Incorporation, these Bylaws, agreement, vote of shareholders or disinterested directors, the Nevada Revised Statutes, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs and personal representatives of such a person.

                                   ARTICLE X


                                  Amendments

     These bylaws may be altered, amended or repealed at the annual meeting of the board of directors or at any special meeting of the board called for that purpose.

                                  ARTICLE XI


                                    Gender

     Whenever in these bylaws the masculine gender is used, it shall be deemed to include the feminine gender.

     The above bylaws approved and adopted by the Board of Directors on March 1, 2001.



                                         /s/ Paul H. Metzinger
                                         ----------------------------
                                         Paul H. Metzinger

                                  APPENDIX C

                                PLAN OF MERGER

          Pursuant to Section 7-111-107 of the Colorado Revised Statutes, Intercell Corporation ("Intercell"), a Colorado corporation and, pursuant to
Section 92A.100 of the Nevada Revised Statutes, Intercell International Corporation ("Intercell International"), a Nevada corporation, adopt the following plan of merger (the "Plan of Merger") as of May 14, 2001.

     (a) Intercell Corporation, a Colorado corporation shall merge into Intercell International Corporation, a Nevada corporation. The surviving corporation will be Intercell International Corporation.

     (b)  The terms and conditions of the Plan of Merger are as follows:

          (1) All of the outstanding securities of Intercell shall be converted into like securities of Intercell International as described in paragraph (c).

          (2) The shareholders of Intercell shall become shareholders of Intercell International and will be governed by Nevada law rather than Colorado law and shall be governed by the Articles and Bylaws of Intercell International rather than the Articles and Bylaws of Intercell.

          (3) All rights of participants in Intercell's 1995 Compensatory Stock Option Plan (the "Stock Option Plan") adopted July 7, 1995 to receive stock options and restricted stock, shall become substantially identical rights to receive grants of stock options and restricted stock with respect to Intercell International's common stock, and the right to purchase Intercell International's common stock, respectively. Such new rights shall be on substantially identical terms and conditions as set forth in the Stock Option Plan.

     (c) The manner of and basis for converting the outstanding securities of Intercell into securities of Intercell International is as follows:

               (1) Each outstanding share of common stock, no par value, of Intercell will be exchanged on a one for one basis for a share of common stock, par value $0.001 per share, of Intercell International. Each share certificate that represented a share of Intercell's common stock before the effective time of the merger shall thereafter be deemed to represent one share of Intercell International's common stock without any action on the part of the holder.

               (2) Each outstanding share of preferred stock, no par value, of Intercell shall be exchanged on a one for one basis for a share of preferred stock, par value $0.001 per share, of Intercell International. Each share certificate that represented a share of Intercell's preferred stock before the effective time of the merger shall thereafter be deemed to represent one share of preferred stock of Intercell International with the same series designation, rights and preferences and without any action on the part of the holder.

               (3) Each of the options, warrants, debentures and any other outstanding securities of Intercell immediately prior to the effective time of the merger shall thereafter be deemed to represent like securities of Intercell International, with like conversion rights into common shares of stock of Intercell International without any action on the part of the holder.


     IN WITNESS WHEREOF, the undersigned, have each executed this Plan of Merger as of the day first above written.



                              INTERCELL CORPORATION



                              ________________________________________________
                              Paul H. Metzinger, President



                              INTERCELL INTERNATIONAL CORPORATION



                              ________________________________________________
                              Paul H. Metzinger, President

                                  APPENDIX D

                    STATUTORY PROVISIONS FROM COLORADO LAW
                   REGARDING DISSENTING SHAREHOLDERS' RIGHTS

          (EXCERPTED FROM WEST'S COLORADO REVISED STATUTES ANNOTATED)

(S) 7-113-101. Definitions

For purposes of this article:

     (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

     (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

     (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

     (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

     (7) "Shareholder" means either a record shareholder or a beneficial shareholder.

Added by Laws 1993, H.B.93-1154, s 1, eff. July 1, 1994.

(S) 7-113-102. Right to dissent

     (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

     (a) Consummation of a plan of merger to which the corporation is a party if:

     (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

     (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

     (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

     (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102(1); and

     (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102(2).

     (1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, [FN1] or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

     (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

     (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

     (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

     (1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

     (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

     (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

     (c)   Cash in lieu of fractional shares; or

     (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

     (2)   Deleted by Laws 1996, H.B.96-1285, s 30, eff. June 1, 1996.

     (2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

     (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

     (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

Added by Laws 1993, H.B.93-1154, s 1, eff. July 1, 1994. Amended by Laws 1996, H.B.96-1285, s 30, eff. June 1, 1996.

/1/  15 U.S.C.A. s 78a et seq.

(S) 7-113-103. Dissent by nominees and beneficial owners

     (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

     (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

     (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

     (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

     (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

Added by Laws 1993, H.B.93-1154, s 1, eff. July 1, 1994.

(S) 7-113-201. Notice of dissenters' rights

     (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection
(1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7- 113-202(1).

     (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection
(2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7- 113-202(2).

Added by Laws 1993, H.B.93-1154, s 1, eff. July 1, 1994. Amended by Laws 1996, H.B.96-1285, s 31, eff. June 1, 1996.

(S) 7-113-202. Notice of intent to demand payment

     (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(1), a shareholder who wishes to assert dissenters' rights shall:

     (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

     (b) Not vote the shares in favor of the proposed corporate action.

     (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(2) a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

     (3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

Added by Laws 1993, H.B.93-1154, s 1, eff. July 1, 1994. Amended by Laws 1996, H.B.96-1285, s 32, eff. June 1, 1996.

(S) 7-113-203. Dissenters' notice

     (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

     (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

     (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

     (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

     (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

     (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

     (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

     (f) State the requirement contemplated in section 7-113-103(3), if such requirement is imposed; and

     (g) Be accompanied by a copy of this article.

Added by Laws 1993, H.B.93-1154, s 1, eff. July 1, 1994.

(S) 7-113-204. Procedure to demand payment

     (1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

     (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203(2)(d), duly completed, or may be stated in another writing; and

     (b) Deposit the shareholder's certificates for certificated shares.

     (2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

     (3) Except as provided in section 7-113-207 or 7-113-209(1)(b), the demand for payment and deposit of certificates are irrevocable.

     (4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

Added by Laws 1993, H.B.93-1154, s 1, eff. July 1, 1994.

(S) 7-113-205. Uncertificated shares

     (1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

     (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

Added by Laws 1993, H.B.93-1154, s 1, eff. July 1, 1994.

(S) 7-113-206. Payment

     (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

     (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

     (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

     (b) A statement of the corporation's estimate of the fair value of the shares;

     (c) An explanation of how the interest was calculated;

     (d) A statement of the dissenter's right to demand payment under section 7-113-209; and

     (e) A copy of this article.

Added by Laws 1993, H.B.93-1154, s 1, eff. July 1, 1994.

(S) 7-113-207. Failure to take action

     (1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

Added by Laws 1993, H.B.93-1154, s 1, eff. July 1, 1994.

(S) 7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action

     (1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

     (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206(2).

Added by Laws 1993, H.B.93-1154, s 1, eff. July 1, 1994.

(S) 7-113-209. Procedure if dissenter is dissatisfied with payment or offer

     (1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

     (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

     (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

     (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

     (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

Added by Laws 1993, H.B.93-1154, s 1, eff. July 1, 1994.

(S) 7-113-301. Court action

     (1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

     (2) The corporation shall commence the proceeding described in subsection
(1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

     (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

     (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

     (5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

Added by Laws 1993, H.B.93-1154, s 1, eff. July 1, 1994. Amended by Laws 1996, H.B.96-1285, s 33, eff. June 1, 1996.

(S) 7-113-302. Court costs and counsel fees

     (1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

     (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

     (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

     (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

     (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

Added by Laws 1993, H.B.93-1154, s 1, eff. July 1, 1994.